                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            _____


Pre-Effective Amendment No. ______                                 ___

Post-Effective Amendment No.  62   (File No. 2-38355)                X
                            ------                                 ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No.   38   (File No. 811-2111)                             X
              ------                                               ---


IDS GROWTH FUND, INC.
IDS Tower 10
Minneapolis, Minnesota  55440

Leslie L. Ogg - 901 Marquette Ave. So., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
     immediately upon filing pursuant to paragraph (b)
  X  on Sept. 29, 1998 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
     75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDS Growth Fund and IDS Research Opportunities Fund, series of the Registrant, have adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Growth Trust, the master fund.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.

                                                               PART A

Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Sales charge and Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Fund in brief; Investment policies and risks; How the Fund and Portfolio are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About American Express Financial
               Corporation - General information
   (b)(ii)     Investment manager
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Distributor
   (g)         Investment manager; About American Express Financial
               Corporation - General information

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         Voting rights
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Alternative purchase arrangements; Special considerations
               regarding master/feeder structure

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         How to purchase, exchange or redeem shares
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         Alternative purchase arrangements; Reductions and waivers of the sales charge

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase shares: Three ways to invest
   (d) How to purchase, exchange or redeem shares: Redemption policies - "Important..."

9              None

                                                               PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except
               Dollar-Cost Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board members and officers**; Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Fund and Portfolio are organized; About American
               Express Financial Corporation**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement, Shareholder
               Service Agreement
   (e)         NA
   (f)         Agreements: Distribution Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with American
               Express Financial Corporation
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Fund
   (b)         Valuing Fund Shares; Investing in the Fund
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a) Performance Information (for money market funds only) (b) Performance
   Information (for all funds except money market funds)
23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

IDS Growth Fund

Prospectus
Sept. 29, 1998

The goal of IDS Growth Fund, a part of IDS Growth Fund, Inc., is long-term growth of capital.

The Fund seeks to achieve its goal by investing all of its assets in Growth Portfolio of Growth Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund.
This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Structure of the Fund
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund and Portfolio are organized
         Shares
         Voting rights
         Shareholder meetings
         Special considerations regarding master/feeder structure
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information
         Year 2000

Appendix
         Descriptions of derivative instruments

The Fund in brief

Goal

IDS Growth Fund (the Fund) seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in Growth Portfolio (the Portfolio) of Growth Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Portfolio also may invest in preferred stocks, convertible securities, debt securities, derivative instruments and money market instruments. Some of the securities the Portfolio invests in may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                  Investors buy
                               shares in the Fund

                                The Fund invests
                                in the Portfolio

                              The Portfolio invests
                               in securities, such
                               as stocks or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $79 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager

Mitzi Malevich joined AEFC in 1983 and serves as vice president and senior portfolio manager. She has managed the assets of the Fund since 1992 and serves as portfolio manager of the Portfolio. She also serves as portfolio manager of IDS Life Variable Annuity Funds A and B.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses

                                           Class A     Class B      Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)          5%          0%           0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)       0%          5%           0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

                              Class A            Class B             Class Y
Management fee**               0.53%              0.53%               0.53%
12b-1 fee                      0.00%              0.75%               0.00%
Other expenses***              0.34%              0.35%               0.27%
Total                          0.87%              1.63%               0.80%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**The management fee is paid by the Trust on behalf of the Portfolio. It includes the impact of a performance fee that decreased the management fee by 0.03% in fiscal year 1998.
***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

              1 year         3 years          5 years           10 years
Class A          $59            $76             $  96               $152
Class B          $67            $91             $ 109               $173**
Class B*         $17            $51             $  89               $173**
Class Y          $ 8            $26             $  45               $ 99

*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares in the ninth year.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights


                               Fiscal period ended July 31,
                               Per share income and capital changesa

                                                                             Class A
                                      1998     1997      1996     1995     1994     1993     1992     1991      1990     1989
Net asset value,                    $35.47   $23.16    $21.50   $17.39   $17.99   $18.57   $17.62   $24.05    $23.24   $17.17
beginning of period

                               Income from investment operations:
Net investment                        (.07)    (.05)    --         .03      .02       --      .08      .19       .34      .27
income (loss)

Net gains (losses) (both              2.14    13.04      2.81     5.63     1.24     2.40     2.66      .69      2.89     5.90
realized and unrealized)

Total from investment                 2.07    12.99      2.81     5.66     1.26     2.40     2.74      .88      3.23     6.17
operations

                               Less distributions:
Dividends from net                      --       --      (.01)    (.04)      --       --     (.18)    (.33)     (.27)    (.10)
investment income

Distributions from                    (.96)    (.68)    (1.14)   (1.51)   (1.86)   (2.98)   (1.61)   (6.98)    (2.15)      --
realized gains

Total distributions                   (.96)    (.68)    (1.15)   (1.55)   (1.86)   (2.98)   (1.79)   (7.31)    (2.42)    (.10)

Net asset value,                    $36.58   $35.47    $23.16   $21.50   $17.39   $17.99   $18.57   $17.62    $24.05   $23.24
end of period

                               Ratios/supplemental data
                                                                             Class A
                                      1998     1997      1996     1995     1994     1993     1992     1991      1990     1989

Net assets, end of                  $3,681   $3,215    $1,871   $1,380     $952     $933     $863     $780      $756     $732
period (in millions)

Ratio of expenses                     .87%     .97%     1.04%     .93%     .83%     .87%     .88%     .87%      .73%     .64%
to average daily net assetsb

Ratio of net income (loss)           (.22%)   (.18%)      --%     .18%     .11%      --%     .41%    1.36%     1.40%    1.39%
to average daily net assets

Portfolio turnover rate                28%      24%       22%      30%      56%      44%      83%      75%       49%      23%
(excluding short-term
securities)

Total returnc                         6.3%    57.0%     13.3%    35.2%     7.0%    13.0%    15.1%    12.4%     15.3%    36.2%

Average brokerage                   $.0449   $.0463        --       --       --       --       --       --        --       --
commission rated

aFor a share outstanding throughout the period.  Rounded to the nearest cent.

bEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

cTotal return does not reflect payment of a sales charge.

dEffective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                               Performance

                               Fiscal period ended July 31,
                               Per share income and capital changesa

                                                  Class B                                      Class Y
                                      1998     1997      1996     1995b             1998     1997     1996      1995b
Net asset value,                    $34.82   $22.92    $21.45   $17.85            $35.60   $23.21   $21.51    $17.85
beginning of period

                               Income from investment operations:
Net investment                        (.29)    (.22)     (.02)    (.03)             (.04)    (.01)     .01       .03
income (loss)

Net gains (both                       2.04    12.80      2.63     3.63              2.14    13.08     2.85      3.63
realized and unrealized)

Total from investment                 1.75    12.58      2.61     3.60              2.10    13.07     2.86      3.66
operations

                               Less distributions:
Dividends from net                      --       --        --       --                --       --     (.02)       --
investment income

Distributions from                    (.96)    (.68)    (1.14)      --              (.96)    (.68)   (1.14)       --
realized gains

Total distributions                   (.96)    (.68)    (1.14)      --              (.96)    (.68)   (1.16)       --

Net asset value,                    $35.61   $34.82    $22.92   $21.45            $36.74   $35.60   $23.21    $21.51
end of period

                               Ratios/supplemental data
                                                  Class B                                       Class Y
                                      1998     1997      1996     1995b             1998     1997     1996      1995b

Net assets, end of                  $1,021     $713      $281      $38              $582     $179      $29        $8
period (in millions)

Ratio of expenses                    1.63%    1.74%     1.82%    1.76%c             .80%     .85%     .88%      .85%c
to average daily net assetsd

Ratio of net income (loss)           (.97%)   (.94%)    (.80%)   (.70%)c           (.12%)   (.07%)    .13%      .26%c
to average daily net assets

Portfolio turnover rate                28%      24%       22%      30%               28%      24%      22%       30%
(excluding short-term
securities)

Total returne                         5.5%    55.8%     12.4%    20.2%              6.4%    57.2%    13.4%     20.5%

Average brokerage                   $.0449   $.0463        --       --            $.0449   $.0463       --        --
commission ratef

aFor a share outstanding throughout the period. Rounded to the nearest cent.

bInception date was March 20, 1995.

cAdjusted to an annual basis.

dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

eTotal return does not reflect payment of a sales charge.

fEffective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of July 31, 1998

Purchase                               1 year            Since           5 years           10 years
made                                     ago           inception           ago               ago
---------------------------------- ---------------- ---------------- ---------------- -------------------
IDS Growth Fund
     Class A                         + 1.01%               --%           +21.02%          +19.54%
     Class B                         + 1.51%           +26.16%*              --%              --%
     Class Y                         + 6.40%           +27.83%*              --%              --%

S&P 500                              +19.17%           +29.50%**         +22.85%          +18.43%

Lipper Growth Fund Index             +17.19%           +25.19%**         +19.24%          +16.34%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

Cumulative total returns as of July 31, 1998

Purchase                               1 year             Since           5 years          10 years
made                                     ago            inception           ago               ago
---------------------------------- ---------------- ------------------ --------------- ------------------
IDS Growth Fund
     Class A                          + 1.01%                --%          +159.60%         +495.68%
     Class B                          + 1.51%           +118.68%*              --%              --%
     Class Y                          + 6.40%           +128.55%*              --%              --%

S&P 500                               +19.17%           +138.77%**        +179.78%         +442.67%

Lipper Growth Fund Index              +17.19%           +112.86%**        +141.06%         +354.44%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign corporations. The Portfolio will invest in companies that appear to offer growth opportunities; companies that, because of new management, markets or other factors, show promise of substantially improved results; and companies whose future may be dependent upon maintaining technological superiority over their competitors. Other investments include preferred stocks, convertible securities, debt securities, derivative instruments or money market instruments.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The Portfolio invests in bonds given the four highest ratings by Moody's Investors Service, Inc. or by Standard & Poor's Corporation or in bonds of comparable quality in the judgment of the investment manager. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Portfolio holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the Portfolio. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the Portfolio cannot guarantee against losses that might result from them. The Portfolio may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information
Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases

Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

Sales charges on purchase or redemption

If you purchase Class A shares

o You will not have all of your purchase price invested. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

o        You will be able to take advantage of reductions in the sales charge.

If you purchase Class B shares

o All of your money is invested in shares of stock. However, you will pay a sales charge if you redeem your shares within six years of purchase.

o        No reductions of the sales charge are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

Ongoing expenses

If you purchase Class A shares

o Your shares will have a lower expense ratio than Class B shares because Class A does not pay a distribution fee and the transfer agency fee for Class A is lower than the fee for Class B. As a result, Class A shares will pay higher dividends than Class B shares.

If you purchase Class B shares

o The distribution and transfer agency fees for Class B will cause your shares to have a higher expense ratio and to pay lower dividends than Class A shares. In the ninth year of ownership, Class B shares will convert to Class A shares and you will no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o        Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
              -   at least $10 million in plan assets or
              -   500 or more participants; or
         -    does not use daily transfer recordkeeping and has
              - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
              - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These organizations must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, American Express Client Service Corporation (AECSC), the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AECSC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1  By regular account

Send your check and application (or your name and account number if you have an established account) to:

American Express Financial Advisors Inc.
P.O. Box 74
Minneapolis, MN 55440-0074

Your financial advisor will help you with this process.

Minimum amounts
Initial investment:                         $   2,000
Additional investments:                     $     100
Account balances:                           $     300*
Qualified retirement accounts:                   none

2  By scheduled investment plan

Contact your financial advisor to set up one of the following scheduled plans:

o        automatic payroll deduction

o        bank authorization

o        direct deposit of Social Security check

o        other plan approved by the Fund

Minimum amounts
Initial investment:                 $ 100
Additional investments:             $ 100/each payment for nonqualified accounts
                                    $  50/each payment for qualified accounts
Account balances:                    none
(on active plans of monthly payments)

If account balance is below $2,000, frequency of payments must be at least monthly.

3  By wire

If you have an established account, you may wire money to:

Norwest Bank Minneapolis
Routing No. 091000019
Minneapolis, MN
Attn: Domestic Wire Dept.

Give these instructions: Credit IDS Account #00-30-015 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received by the Fund, less any costs the Fund or AECSC incurs, will be returned promptly.

Minimum amounts
Each wire investment:                       $   1,000

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                         Two ways to request an exchange or redemption of shares

1  By letter

Include in your letter:
o        the name of the fund (s)
o        the class of shares to be exchanged or redeemed
o your account number(s) (for exchanges, both funds must be registered in the same ownership)
o        your Taxpayer Identification Number (TIN)
o        the dollar amount or number of shares you want to exchange or redeem
o        signature of all registered account owners
o        for redemptions, indicate how you want your money delivered to you
o        any paper certificates of shares you hold

Regular mail:
         American Express Shareholder Service
         Attn: Redemptions
         P.O. Box 534
         Minneapolis, MN 55440-0534

Express mail:
         American Express Shareholder Service
         Attn: Redemptions
         733 Marquette Ave.
         Minneapolis, MN 55402

2  By phone
American Express Financial Advisors Telephone Transaction Service:
800-437-3133 or
612-671-3800

o The Fund and AECSC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. If reasonable procedures are followed, the Fund or AECSC will not be liable for any loss resulting from fraudulent requests.

o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.

o AECSC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o        Phone privileges may be modified or discontinued at any time.

Minimum amount
Redemption:       $100

Maximum amount
Redemption:       $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o        Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o        Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

                           Three ways to receive payment when you redeem shares

1  By regular or express mail

o        Mailed to the address on record
o        Payable to names listed on the account
         NOTE: You will be charged a fee if you request express mail delivery.

2  By wire

o        Minimum wire redemption: $1,000
o        Request that money be wired to your bank
o        Bank account must be in the same ownership as the IDS fund account
         NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express Shareholder Service.

3  By scheduled payout plan

o        Minimum payment: $50
o Contact your financial advisor or American Express Shareholder Service to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o        the amount you are investing in this Fund now;

o        the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
         - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
         - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Massachusetts After-Tax Savings Program; the University of Texas System ORP; a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company; or a subsidiary of AEFC offering Personal Trust Services Asset-Based pricing alternative.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o    In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o    Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

         -   at least 59-1/2 years old, and
         - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
         - redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AECSC provides these services:

Quarterly statements featuring: (1) a list of all your holdings and transactions during the previous three months and (2) personalized mutual fund performance information about your specific account.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchTone(R) phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you by the end of the calendar year as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund's net investment income is distributed to you by the end of the calendar year as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                               Use the Social Security or
For this type of account:                      Employer Identification number of:

Individual or joint account                    The individual or one of the individuals listed on
                                               the joint account

Custodian account of a minor                   The minor
(Uniform Gifts/Transfers to Minors Act)

A living trust                                 The grantor-trustee (the
                                               person who puts the money
                                               into the trust)

An irrevocable trust,                          The legal entity (not the personal representative
pension trust or estate                        or trustee, unless no legal entity is designated in
                                               the account title)

Sole proprietorship                            The owner

Partnership                                    The partnership

Corporate                                      The corporation

Association, club or tax-exempt organization   The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

IDS Growth Fund, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Growth Fund and IDS Research Opportunities Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes
- Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Growth Fund, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the

Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President of Board Services Corporation.

Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Vice president

Frederick C. Quirsfeld*
Vice president, AEFC.

Treasurer

Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets                Annual rate
(billions)at each asset level

First    $1.0         0.600%
Next      1.0         0.575
Next      1.0         0.550
Next      3.0         0.525
Over      6.0         0.500

This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis.


For the fiscal year ended July 31, 1998, the Portfolio paid AEFC a total investment management fee of 0.53% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.05% decreasing in gradual percentages to 0.03% as assets increase.

Under a separate Transfer Agency Agreement, AECSC maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

         o        Class A  $15
         o        Class B  $16
         o        Class Y  $15

Distributor

The Fund has an exclusive distribution agreement with AEFA. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of

0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended July 31, 1998, were 0.87% of its average daily net assets. Expenses for Class B and Class Y were 1.63% and 0.80%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on July 31, 1998 were more than $201 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 8,800 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any impact is not known at this time.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

IDS Research Opportunities Fund

Prospectus
Sept. 29, 1998

The goal of IDS Research Opportunities Fund, a part of IDS Growth Fund, Inc., is long-term growth of capital.

The Fund seeks to achieve its goal by investing all of its assets in Aggressive Growth Portfolio of Growth Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Structure of the Fund
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund and Portfolio are organized
         Shares
         Voting rights
         Shareholder meetings
         Special considerations regarding master/feeder structure
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information
         Year 2000

Appendix
         Descriptions of derivative instruments

The Fund in brief

Goal

IDS Research Opportunities Fund (the Fund) seeks to provide shareholders with long-term capital growth. It does so by investing all of its assets in Aggressive Growth Portfolio (the Portfolio) of Growth Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in equity securities of companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Portfolio does not seek to replicate the S&P 500. Rather, it invests in those securities within the universe of S&P 500 stocks that the investment manager believes are undervalued or that offer potential for long-term capital growth. Ordinarily, at least 65% of the Portfolio's total assets will be invested in equity securities. The Portfolio will be managed using a research methodology developed by the Research Department of American Express Financial Corporation (AEFC) that is designed to achieve a return in excess of the return of the S&P 500. The Portfolio also may invest in convertible securities, debt securities, derivative instruments and money market instruments.

Undervalued stocks and stock of companies with above-average growth rates can provide higher returns to investors than stocks of other companies, although the prices of these stocks can fluctuate more. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                  Investors buy
                               shares in the Fund

                                The Fund invests
                                in the Portfolio

                              The Portfolio invests
                               in securities, such
                               as stocks or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $79 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager

Guru Baliga joined AEFC in 1991 and serves as vice president and senior portfolio manager. He became portfolio manager of the Portfolio and IDS Small Company Index Fund in August 1996. He has been portfolio manager of IDS Blue Chip Advantage Fund since 1994. He is also a portfolio manager of American Express Asset Management Group accounts that are managed similarly to the Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses

                                        Class A     Class B       Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)       5%          0%            0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)    0%          5%            0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

                        Class A            Class B             Class Y
Management fee**         0.64%              0.64%              0.64%
12b-1 fee                0.00%              0.75%              0.00%
Other expenses***        0.48%              0.49%              0.41%
Total                    1.12%              1.88%              1.05%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**The management fee is paid by the Trust on behalf of the Portfolio. ***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

            1 year         3 years         5 years              10 years
Class A        $61            $84             $109                  $180
Class B        $69            $99             $122                  $201**
Class B*       $19            $59             $102                  $201**
Class Y        $11            $33             $ 58                  $129

*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares in the ninth year.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                               Fiscal period ended July 31,
                               Per share income and capital changesa

                                       Class A                           Class B                          Class Y
                                1998             1997b            1998            1997b            1998             1997b

Net asset value,               $6.86            $5.00            $6.82           $5.00            $6.88            $5.00
beginning of period
                           Income from investment operations:
Net investment income (loss)     .02              .01             (.02)           (.02)             .03              .01

Net gains (losses) (both         .65             1.86              .63            1.85              .65             1.88
realized and unrealized)

Total from investment            .67             1.87              .61            1.83              .68             1.89
operations
                           Less distributions:
Distributions from              (.55)            (.01)            (.55)           (.01)            (.55)            (.01)
realized gains

Net asset value,               $6.98            $6.86            $6.88           $6.82            $7.01            $6.88
end of period
                               Ratios/supplemental data

                                       Class A                           Class B                          Class Y
                                1998             1997b            1998            1997b            1998             1997b

Net assets, end of              $337             $205             $184             $96              $--              $--
period (in millions)

Ratio of expenses to           1.12%            1.52%d           1.88%           2.25%d           0.87%            1.45%d
average daily net assetsc

Ratio of net income (loss)      .30%             .20%d           (.46%)          (.53%)d          0.40%             .33%d
to average daily net assets

Portfolio turnover rate         148%             171%             148%            171%             148%             171%
(excluding short-term
securities)

Total returne                  10.8%            37.4%             9.9%           36.5%            10.9%            37.7%

Average brokerage             $.0515           $.0405           $.0515          $.0405           $.0515           $.0405
commission ratef

a For a share outstanding throughout the period. Rounded to the nearest cent.

bInception date. Period from Aug. 19, 1996 to July 31, 1997.

cExpense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

dAdjusted to an annual basis.

eTotal return does not reflect payment of a sales charge.

fThe Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of July 31, 1998

Purchase                                  1 year                   Since
made                                       ago                   inception
--------------------------------- ----------------------- ---------------------
Research Opportunities:
     Class A                             + 5.23%                 + 20.85%*
     Class B                             + 5.92%                 + 21.45%*
     Class Y                             +10.93%                 + 24.27%*

S&P 500                                  +19.17%                 +34.72%**

Cumulative total returns as of July 31, 1998

Purchase                                  1 year                   Since
made                                       ago                   inception
--------------------------------- ----------------------- --------------------
Research Opportunities:
     Class A                             + 5.23%                  +44.62%*
     Class B                             + 5.92%                  +46.01%*
     Class Y                             +10.93%                  +52.70%*

S&P 500                                  +19.17%                 +77.52%**

*Inception date was Aug. 19, 1996. AEFC also manages a group of accounts known as the American Express Asset Management Group Accounts (Asset Management Accounts). AEFC employs the same strategy used to manage the Fund. The combined average annual total returns of the Asset Management Accounts as of July 31, 1998 were 12.52% for 1 year, 18.43% for 5 years and 21.53% since inception, Oct. 11, 1988. Cumulative total returns as of July 31, 1998 were 12.52% for 1 year, 132.95% for 5 years and 576.93% since inception. The Asset Management Accounts' performance reflects reinvestment of dividends and is calculated net of brokerage commissions and management fees. At July 31, 1998, the composite included 30 fully discretionary, equity Asset Management Accounts under management using this strategy with total assets of $1.6 billion, which is 3.7% of total assets under management by American Express Asset

Management Group. Terminated accounts are not purged from the composite. Expenses and fees associated with registering a mutual fund have not been deducted from these returns. Returns shown should not be considered a representation of the Fund's future performance.

**Measurement period started Sept. 1, 1996.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

For purposes of calculation, information about the Fund assumes:
o    a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o    no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

S&P 500, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio. The Portfolio invests primarily in equity securities of companies comprising the S&P 500 that, in the opinion of AEFC, are undervalued in relation to their long-term earning power or the asset value of their issuers or that have above-average growth potential. Ordinarily, at least 65% of the Portfolio's total assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, securities having common stock characteristics such as rights and warrants and foreign equity securities.

The Research Department of AEFC has designed a proprietary research rating system that is used as the basis for rating securities of issuers listed on the S&P 500. The research ratings range from a "strong buy" to "strong sell." The Portfolio will invest primarily in equity securities that the Research Department rates highly and expects to outperform the S&P 500. The securities in which the Portfolio invests will not correspond entirely to the S&P 500 securities recommended by the Research Department because some of these recommendations may not be appropriate investments for the Portfolio due to diversification, liquidity or other requirements that apply to registered investment companies. In addition, some of the recommendations may not be appropriate for the Portfolio under its investment objective or investment limitations. Moreover, other AEFC clients who receive the Research Department's recommendations may place purchase or sale orders that make it more difficult for the Portfolio to implement its own orders to buy or sell the same securities.

The Portfolio may invest more than 25% of its total assets in equity securities of companies included in the S&P 500 that are primarily engaged in either the utilities or the energy industry. If the Portfolio concentrates its investments in one or both of these industries, the value of its shares will be especially affected by factors peculiar to these industries, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The Portfolio will concentrate its investments in either of these industries only to the extent that the S&P 500 becomes heavily weighted in that industry. The Portfolio's concentration policy can be changed only if holders of a majority of the outstanding voting securities agree to make the change. See "Utilities industry" and "Energy industry" below.

Securities may be undervalued because of several factors, including the following: market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Companies also may be undervalued because they are part of an industry that is out of favor with investors even though the individual companies may be financially sound and have high rates of earning growth. Any or all of these factors may provide buying opportunities at attractive prices relevant to the long-term prospects for the companies in question. Companies with above average growth potential generally will have steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and the ability to perform well in a stagnant economy.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of smaller companies or companies experiencing significant growth and operating in areas of financial and technological change may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, securities in which the Portfolio invests involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Utilities industry: Utility stocks, including electric, gas, telephone and other energy-related (e.g., nuclear) utilities stocks, generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility companies are often highly leveraged and can be affected by the risks of the stock market in general, as well as factors specific to public utilities companies. Many utility companies, especially electric utility companies, historically have been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In addition, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than the equity securities of other companies. Each of these risks could adversely affect the ability of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the Portfolio, to realize any value from the assets of the company upon liquidation or bankruptcy.

Energy industry: Energy companies include the conventional areas of oil, gas, electricity and coal, as well as newer sources of energy such as geothermal, nuclear, oil shale and solar power. These companies include those that produce, transmit, market or measure energy, as well as those companies involved in exploring for new sources of energy. Securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects and tax or other governmental regulatory policies.

Technology sector: Stocks of companies that have, or are likely to develop, products, processes or services that will provide or benefit significantly from technological advances and improvements are subject to volatility and price fluctuations as the technology market sector increases or decreases in favor with the investing public. Technology-based issues are exposed to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line and other factors, companies that develop and/or rely on technology could become increasingly sensitive to down swings in the economy.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of an investment-grade bond also fluctuates if its credit rating is upgraded or downgraded. The Portfolio invests in bonds given the four highest ratings by Moody's Investors Service, Inc. or by Standard & Poor's Corporation or in bonds of comparable quality in the judgment of the investment manager. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio, and will be sold only when the investment manager believes it is advantageous to do so.

Foreign investments: The Portfolio may invest only in foreign securities that are included in the S&P 500 (or that will be included in the S&P 500 in the near future) or in Canadian money market instruments. There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Portfolio holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the Portfolio. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the Portfolio cannot guarantee against losses that might result from them. The Portfolio may invest up to 20% of its total assets in foreign investments included in the S&P 500.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information
Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases

Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

Sales charges on purchase or redemption

If you purchase Class A shares

o You will not have all of your purchase price invested. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

o        You will be able to take advantage of reductions in the sales charge.

If you purchase Class B shares

o All of your money is invested in shares of stock. However, you will pay a sales charge if you redeem your shares within six years of purchase.

o        No reductions of the sales charge are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

Ongoing expenses

If you purchase Class A shares

o Your shares will have a lower expense ratio than Class B shares because Class A does not pay a distribution fee and the transfer agency fee for Class A is lower than the fee for Class B. As a result, Class A shares will pay higher dividends than Class B shares.

If you purchase Class B shares

o The distribution and transfer agency fees for Class B will cause your shares to have a higher expense ratio and to pay lower dividends than Class A shares. In the ninth year of ownership, Class B shares will convert to Class A shares and you will no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o        Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
              -   at least $10 million in plan assets or
              -   500 or more participants; or
         -    does not use daily transfer recordkeeping and has
              - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
              - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These organizations must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, American Express Client Service Corporation (AECSC), the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AECSC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1  By regular account

Send your check and application (or your name and account number if you have an established account) to:

American Express Financial Advisors Inc.
P.O. Box 74
Minneapolis, MN 55440-0074

Your financial advisor will help you with this process.

Minimum amounts
Initial investment:                         $   2,000
Additional investments:                     $     100
Account balances:                           $     300*
Qualified retirement accounts:                   none

2  By scheduled investment plan

Contact your financial advisor to set up one of the following scheduled plans:

o        automatic payroll deduction

o        bank authorization

o        direct deposit of Social Security check

o        other plan approved by the Fund

Minimum amounts
Initial investment:                  $100
Additional investments:              $100/each payment for nonqualified accounts
                                     $ 50/each payment for qualified accounts
Account balances:                     none
(on active plans of monthly payments)

If account balance is below $2,000, frequency of payments must be at least monthly.

3  By wire

If you have an established account, you may wire money to:

Norwest Bank Minneapolis
Routing No. 091000019
Minneapolis, MN
Attn: Domestic Wire Dept.

Give these instructions: Credit IDS Account #00-30-015 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received by the Fund, less any costs the Fund or AECSC incurs, will be returned promptly.

Minimum amounts
Each wire investment:                       $   1,000

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                         Two ways to request an exchange or redemption of shares

1  By letter

Include in your letter:
o    the name of the fund (s)
o    the class of shares to be exchanged or redeemed
o your account number(s) (for exchanges, both funds must be registered in the same ownership)
o    your Taxpayer Identification Number (TIN)
o    the dollar amount or number of shares you want to exchange or redeem
o    signature of all registered account owners
o    for redemptions, indicate how you want your money delivered to you
o    any paper certificates of shares you hold

Regular mail:
         American Express Shareholder Service
         Attn: Redemptions
         P.O. Box 534
         Minneapolis, MN 55440-0534

Express mail:
         American Express Shareholder Service
         Attn: Redemptions
         733 Marquette Ave.
         Minneapolis, MN 55402

2  By phone
American Express Financial Advisors Telephone Transaction Service:
800-437-3133 or
612-671-3800

o The Fund and AECSC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. If reasonable procedures are followed, the Fund or AECSC will not be liable for any loss resulting from fraudulent requests.

o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.

o AECSC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o        Phone privileges may be modified or discontinued at any time.

Minimum amount
Redemption:       $100

Maximum amount
Redemption:       $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

                           Three ways to receive payment when you redeem shares

1  By regular or express mail

o        Mailed to the address on record
o        Payable to names listed on the account
         NOTE: You will be charged a fee if you request express mail delivery.

2  By wire

o        Minimum wire redemption: $1,000
o        Request that money be wired to your bank
o        Bank account must be in the same ownership as the IDS fund account
         NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express Shareholder Service.

3  By scheduled payout plan

o        Minimum payment: $50
o Contact your financial advisor or American Express Shareholder Service to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o        the amount you are investing in this Fund now;

o        the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
         - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
         - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Massachusetts After-Tax Savings Program; the University of Texas System ORP; a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company; or a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o        In the event of the shareholder's death,
o        Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

          - at least 59-1/2 years old, and
          - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
          - redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AECSC provides these services:

Quarterly statements featuring: (1) a list of all your holdings and transactions during the previous three months and (2) personalized mutual fund performance information about your specific account.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchTone(R) phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you by the end of the calendar year as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                                       Use the Social Security or
For this type of account:                              Employer Identification number of:

Individual or joint account                            The individual or one of the individuals listed on
                                                       the joint account

Custodian account of a minor                           The minor
(Uniform Gifts/Transfers to Minors Act)

A living trust                                         The grantor-trustee (the
                                                       person who puts the money
                                                       into the trust)

An irrevocable trust,                                  The legal entity (not the personal representative
pension trust or estate                                or trustee, unless no legal entity is designated in
                                                       the account title)

Sole proprietorship                                    The owner

Partnership                                            The partnership

Corporate                                              The corporation

Association, club or tax-exempt organization           The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

IDS Growth Fund, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Growth Fund and IDS Research Opportunities Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Growth Fund, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President of Board Services Corporation.

Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Vice president

Frederick C. Quirsfeld*
Vice president, AEFC.

Treasurer

Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets                Annual rate
(billions)at each asset level

First    $0.25        0.650%
Next      0.25        0.625
Next      0.50        0.600
Next      1.0         0.575
Next      1.0         0.550
Next      3.0         0.525
Over      6.0         0.500

For the fiscal year ended July 31, 1998, the Portfolio paid AEFC a total investment management fee of 0.64% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.06% decreasing in gradual percentages to 0.03% as assets increase.

Under a separate Transfer Agency Agreement, AECSC maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

         o        Class A  $15
         o        Class B  $16
         o        Class Y  $15

Distributor

The Fund has an exclusive distribution agreement with AEFA. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended July 31, 1998, were 1.12% of its average daily net assets. Expenses for Class B and Class Y were 1.88% and 0.87%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on July 31, 1998 were more than $201 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 8,800 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any impact is not known at this time.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                              IDS GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                                 IDS GROWTH FUND

                                 Sept. 29, 1998

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Sept. 29, 1998, and it is to be used with the prospectus dated Sept. 29, 1998, and the Annual Report for the fiscal year ended July 31, 1998.

                                TABLE OF CONTENTS

Goal and Investment Policies...............................See Prospectus

Additional Investment Policies........................................p.4

Security Transactions.................................................p.7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation...............................p.10

Performance Information..............................................p.10

Valuing Fund Shares..................................................p.12

Investing in the Fund................................................p.13

Redeeming Shares.....................................................p.17

Pay-out Plans........................................................p.18

Taxes................................................................p.19

Agreements...........................................................p.21

Organizational Information...........................................p.24

Board Members and Officers...........................................p.25

Compensation for Fund and Portfolio Board Members....................p.28

Independent Auditors.................................................p.29

Financial Statements....................................See Annual Report

Prospectus...........................................................p.29

Appendix A: Foreign Currency Transactions............................p.30

Appendix B: Investing in Foreign Securities..........................p.35

Appendix C: Options and Stock Index Futures Contracts................p.36

Appendix D: Mortgage-Backed Securities...............................p.43

Appendix E: Dollar-Cost Averaging....................................p.44

ADDITIONAL INVESTMENT POLICIES

IDS Growth Fund (the Fund) pursues its goals by investing all of its assets in Growth Portfolio (the Portfolio) of Growth Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

Unless changed by the board, the Fund and Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in stock index futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.

`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a discussion about foreign currency transactions, see Appendix A. For a discussion on investing in foreign securities, see Appendix B. For a discussion on options and stock index futures contracts see Appendix C. For a discussion on mortgage-backed securities, see Appendix D.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $2,076,047 for the fiscal year ended July 31, 1998, $1,548,321 for fiscal year ended 1997, and $1,117,268 for fiscal year ended 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the fiscal year ended July 31, 1998, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                               Value of Securities
Name of Issuer                                       Owned at
                                                End of Fiscal Year
Bank of America                                  $112,685,168
Merrill Lynch                                     195,000,000
Morgan Stanley                                      5,085,924
Travelers Group                                   241,200,000

The portfolio turnover rate was 28% in the fiscal year ended July 31, 1998, and 24% in fiscal year 1997.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                          For the Fiscal Year Ended July 31,

                                                      1998                           1997           1996
                                   ------------------------------------------    ------------   ------------
                                                                  Percent of
                                                                   Aggregate
                                     Aggregate                      Dollar        Aggregate       Aggregate
                                      Dollar       Percent of      Amount of    Dollar Amount      Dollar
                                     Amount of      Aggregate    Transactions         of          Amount of
                       Nature of    Commissions     Brokerage      Involving     Commissions     Commissions
Broker                 Affiliation   Paid to       Commissions    Payment of    Paid to Broker    Paid to
------                 -----------   --------      -----------                  --------------    -------
                                      Broker                      Commissions                      Broker
                                      ------                      -----------                      ------
American Enterprise       (1)        $341,178        16.43%         24.71%         $193,510       $213,016
Investment Services
Inc.

(1)      Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total returns quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:          P=  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money,

Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today,
U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Aug. 3, 1998, the first business day following the end of the fiscal year, the computation looked like this:

                      Net assets                            Shares
                        before                          outstanding at                     Net asset value
                     shareholder                          the end of                         of one share
                     transactions                        previous day
                   ----------------- ----------------- ----------------- ----------------- -----------------
Class A             $3,656,264,491      divided by       100,632,056          equals            $36.333
Class B              1,014,123,547                        28,671,856                             35.370
Class Y                577,620,998                        15,826,100                             36.498

In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Aug. 3, 1998 was determined by dividing the net asset value of one share, $36.333, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $38.25. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                                Within each
                                                           increment, sales
                                                           charge as a
                                                           percentage of:
                                             -------------------------------------------------------------
                                                        Public                           Net
Amount of Investment                                Offering Price                 Amount Invested
--------------------                                --------------                 ---------------
First      $      50,000                                 5.0%                          5.26%
Next              50,000                                 4.5                           4.71
Next             400,000                                 3.8                           3.95
Next             500,000                                 2.0                           2.04
$1,000,000 or more                                       0.0                           0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                              On total
                                                              investment, sales
                                                              charge as a
                                                              percentage of:
                                             -------------------------------------------------------------
                                                        Public                           Net
                                                    Offering Price                 Amount Invested
Amount of investment                                                 ranges from:
----------------------------------------     -------------------------------------------------------------
First    $      50,000                                    5.00%                        5.26%
Next            50,000 to 100,000                    5.00-4.50                    5.26-4.71
Next           100,000 to 500,000                    4.50-3.80                    4.71-3.95
Next           500,000 to 999,999                    3.80-2.00                    3.95-2.04
$1,000,000 or more                                   0.00                         0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                             Number of Participants

Total Plan Assets                        1-99          100 or more
Less than $1 million                        4%               0%

$1 million or more                          0%               0%

-------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000. The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing a LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix E.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goals are described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                      Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.600%
Next         1.0                  0.575
Next         1.0                  0.550
Next         3.0                  0.525
Over         6.0                  0.500

On July 31, 1998, the daily rate applied to the Portfolio's net assets was equal to 0.553% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Growth Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $1,322,108 for the fiscal year ended July 31, 1998.

The management fee is paid monthly. Under the agreement, the total amount paid was $24,268,959 for the fiscal year ended July 31, 1998, $18,360,421 for fiscal year 1997, and $12,041,850 for fiscal year 1996.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, nonadvisory expenses paid by the Fund and Portfolio were $1,137,188 for the fiscal year ended July 31, 1998, $1,005,611 for fiscal year 1997, and $807,300 for fiscal year 1996.

In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.050%
Next         1.0                  0.045
Next         1.0                  0.040
Next         3.0                  0.035
Over         6.0                  0.030

On July 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.041% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,914,470 for the fiscal year ended July 31, 1998.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $4,574,527 for the fiscal year ended July 31, 1998.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $12,309,957 for the fiscal year ended July 31, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $103,781. The amounts were $8,584,940 and $193,564 for fiscal year 1997, and $8,417,998 and $(571,872) for fiscal year 1996.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended July 31, 1998, under the agreement, the Fund paid fees of $6,336,979.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in other financial institutions as permitted by law and by the Portfolio's sub-custodian agreement.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $45,728,428 for the fiscal year ended July 31, 1998.

ORGANIZATIONAL INFORMATION

IDS Growth Fund, Inc., of which IDS Growth Fund is a part, is an open-end management investment company, as defined in the 1940 Act. Originally incorporated on May 21, 1970 in Nevada, IDS Growth Fund, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (pharmaceuticals).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
` Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.

COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $600, and the chair of the Contracts Committee receives an additional fee of $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $6. Expenses for attending meetings are reimbursed.

Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $1,700 and the chair of the Contracts Committee receives an additional $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committee is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $17. Expenses for attending meeting are reimbursed.

During the fiscal year ended July 31, 1998, the independent members of the Fund and Portfolio boards, for attending up to 26 meetings, received the following compensation:

                               Compensation Table

                                                                                              Total cash
                                                            Pension or                       compensation
                                                            Retirement                       from the IDS
                                                             benefits                         MUTUAL FUND
                          Aggregate        Aggregate        accrued as        Estimated        GROUP and
                        compensation      compensation        Fund or      annual benefit      Preferred
Board member            from the Fund       from the         Portfolio     upon retirement   Master Trust
                                           Portfolio         expenses                            Group
---------------------- ---------------- ----------------- ---------------- ---------------- ----------------
H. Brewster Atwater,       $1,358           $2,417               $0               $0            $98,400
Jr.
Lynne V. Cheney             1,242            2,364               0                0              92,400
Robert F. Froehlke            442              775               0                0              33,300
Heinz F. Hutter             1,408            2,467               0                0             101,400
Anne P. Jones               1,318            2,442               0                0              96,900
Melivn R. Laird               255              515               0                0              20,600
Alan K. Simpson             1,112            2,225               0                0              84,400
Edson W. Spencer            1,600            2,658               0                0             112,900
Wheelock Whitney            1,458            2,517               0                0             104,400
C. Angus Wurtele            1,508            2,567               0                0             107,400

On July 31, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended July 31, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended July 31, 1998 pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Growth Fund, dated Sept. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts. At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission
(CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B

INVESTING IN FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio is to make intended security purchases due to such problems could cause the Portfolio to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the Portfolio does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX C

OPTIONS AND STOCK INDEX FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

`The Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Portfolio upon entering into futures contracts. However, the Portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when the Portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How the Portfolio Would Use Stock Index Futures Contracts. The Portfolio intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, the Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

The Portfolio may enter into contracts with respect to any stock index or sub-index. To hedge the Portfolio successfully, however, the Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

Special Risks of Transactions in Stock Index Futures Contracts

1. Liquidity. The Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio. The Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a gain or a loss. Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Portfolio could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the investment manager believes that over time the value of the Portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Portfolio's securities sought to be hedged. It also is possible that if the Portfolio has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Portfolio will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Portfolio will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

---------------------- --------------------------- -----------------------
Regular                       Market Price               Shares
Investment                     of a Share               Acquired
---------------------- --------------------------- -----------------------
     $100                        $6.00                     16.7
      100                         4.00                     25.0
      100                         4.00                     25.0
      100                         6.00                     16.7
      100                         5.00                     20.0
     ----                     --------                   ------
     $500                       $25.00                    103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

                              IDS GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                         IDS RESEARCH OPPORTUNITIES FUND

                                 Sept. 29, 1998

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Sept. 29, 1998, and it is to be used with the prospectus dated Sept. 29, 1998, and the Annual Report for the fiscal year ended
July 31, 1998.

                                TABLE OF CONTENTS

Goal and Investment Policies......................................See Prospectus

Additional Investment Policies...............................................p.4

Security Transactions........................................................p.8

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation......................................p.10

Performance Information.....................................................p.11

Valuing Fund Shares.........................................................p.12

Investing in the Fund.......................................................p.14

Redeeming Shares............................................................p.18

Pay-out Plans...............................................................p.18

Taxes.......................................................................p.20

Agreements..................................................................p.22

Organizational Information..................................................p.25

Board Members and Officers..................................................p.25

Compensation for Fund and Portfolio Board Members...........................p.29

Independent Auditors........................................................p.30

Financial Statements...........................................See Annual Report

Prospectus..................................................................p.30

Appendix A: Description of Bond Ratings.....................................p.31

Appendix B: Investing in Foreign Securities.................................p.34

Appendix C: Options and Stock Futures Contracts.............................p.35

Appendix D: Dollar-Cost Averaging...........................................p.42

ADDITIONAL INVESTMENT POLICIES

IDS Research Opportunities Fund (the Fund) pursues its goals by investing all of its assets in Aggressive Growth Portfolio (the Portfolio) of Growth Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

`Concentrate in any industry except in either or both the energy or utilities industries. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value, can be invested in any one industry other than the energy and/or utility industries.

Unless changed by the board, the Fund and the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.

`Invest in a company to control or manage it.

`Invest in exploration or development programs such as oil, gas or mineral leases.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only, fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its forward commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investment in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities included in the S&P 500 or which are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a discussion of bond ratings, see Appendix A. For a discussion on investing in foreign securities, see Appendix B. For a discussion on options and stock index futures contracts, see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another Portfolio or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $1,151,165 for the fiscal year ended July 31, 1998, and $532,703 for the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 1998, transactions amounting to $4,044,000, on which $62,440 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the fiscal year ended July 31, 1998, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                           Value of Securities owned at
Name of Issuer                  End of Fiscal Year
Bank of America                 $9,073,724
First Chicago                    8,808,694
NationsBank                      7,337,000
Travelers Group                  8,194,100

The portfolio turnover rate was 148% in the fiscal year ended July 31, 1998, and 171% in fiscal period 1997. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Portfolio for the last two fiscal periods to brokers affiliated with AEFC is contained in the following table:

                                           For the Fiscal Year Ended July 31,              Fiscal period ended
                                                          1998                               July, 31, 1997
                                       -------------------------------------------            ------------
                                                                      Percent of
                                                                       Aggregate
                                                                     Dollar Amount
                                        Aggregate      Percent of         of                    Aggregate
                                      Dollar Amount    Aggregate     Transactions             Dollar Amount
                          Nature of         of         Brokerage       Involving             of Commissions
Broker                    Affiliation  Commissions    Commissions     Payment of             Paid to Broker
                                      Paid to Broker                  commissions
American Enterprise           (1)         $81,111         7.05%          10.25%                  $33,072
Investment Services Inc.


(1)      Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Weisenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Aug. 3, 1998, the first business day following the end of the fiscal year, the computation looked like this:

                      Net assets                            Shares
                        before                          outstanding at                     Net asset value
                     shareholder                          the end of                         of one share
                     transactions                        previous day
                   ----------------- ----------------- ----------------- ----------------- -----------------
Class A              $335,044,233       divided by         48,312,074         equals            $6.935
Class B               182,521,436                          26,735,233                            6.827
Class Y                     1,517                                218                             6.958

In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000 made Aug. 3 1998, was determined by dividing the net asset value of one share $6.935 by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $7.30. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                                Within each
                                                           increment, sales
                                                           charge as a
                                                           percentage of:
                                             -------------------------------------------------------------
                                                        Public                           Net
Amount of investment                                Offering Price                 Amount Invested
--------------------                                --------------                 ---------------
First         $      50,000                              5.0%                          5.26%
Next                 50,000                              4.5                           4.71
Next                400,000                              3.8                           3.95
Next                500,000                              2.0                           2.04
$1,000,000 or more                                       0.00                          0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                           On total
                                                           investment, sales
                                                           charge as a
                                                           percentage of:
                                             -------------------------------------------------------------
                                                        Public                           Net
                                                    Offering Price                 Amount Invested
Amount of Investment                                                 ranges from:
--------------------                                                 ------------
First     $       50,000                                    5.00%                        5.26%
Next              50,000 to 100,000                  5.00-4.50                    5.26-4.71
Next             100,000 to 500,000                  4.50-3.80                    4.71-3.95
Next             500,000 to 999,999                  3.80-2.00                    3.95-2.04
$1,000,000 or more                                   0.00                         0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge only applies to plans with less than $1 million in assets and fewer than 100 participants.

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased trustees, board members, officers or employees of the Fund or AEFC or its subsidiaries and of deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the Funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing a LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended July 31, 1998, 13.78% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                      Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.650%
Next         0.25                 0.625
Next         0.50                 0.600
Next         1.0                  0.575
Next         1.0                  0.550
Next         3.0                  0.525
Over         6.0                  0.500

On July 31, 1998, the daily rate applied to the Portfolio's net assets was equal to 0.636% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $2,680,224 for the fiscal year ended July 31, 1998 and $905,559 for fiscal period 1997.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses paid by the Fund and Portfolio were $244,866 for the fiscal year ended July 31, 1998 and $548,597 for fiscal year ended 1997.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $0.25                 0.060%
Next         0.25                 0.055
Next         0.50                 0.050
Next         1.0                  0.045
Next         1.0                  0.040
Next         3.0                  0.035
Over         6.0                  0.030

On July 31, 1998, the daily rate applied to the Fund's net assets was equal to 0.57% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $243,876 for the fiscal year ended July 31, 1998.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $786,849 for the fiscal year ended July 31, 1998.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $2,589,349 for the fiscal year ended July 31, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(41,575). The amounts were $2,503,847 and $(405,920) for fiscal period 1997.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended July 31, 1998, under the agreement, the Fund paid fees of $1,068,895.

Custodian Agreement

The Portfolio's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Portfolio also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $5,742,329 for the fiscal year ended July 31, 1998.

ORGANIZATIONAL INFORMATION

IDS Growth Fund, Inc., of which IDS Research Opportunities Fund is a part, is an open-end management investment company, as defined in the 1940 Act. Originally incorporated on May 21, 1970 in Nevada, IDS Growth Fund, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (pharmaceuticals).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
` Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.

COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $100 and the chair of the Contracts Committee receives an additional fee of $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investments Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $1. Expenses for attending meetings are reimbursed.

Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $100 and the chair of the Contracts Committee receives an additional $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committee is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $1. Expenses for attending meeting are reimbursed.

During the fiscal year ended July 31, 1998, the independent members of the Fund and Portfolio boards, for attending up to 26 meetings, received the following compensation:

                               Compensation Table

                                                                                              Total cash
                                                            Pension or                       compensation
                                                            Retirement                       from the IDS
                                                             benefits                         MUTUAL FUND
                          Aggregate        Aggregate        accrued as        Estimated        GROUP and
                        compensation      compensation        Fund or      annual benefit      Preferred
Board member            from the Fund       from the         Portfolio     upon retirement   Master Trust
                                           Portfolio         expenses                            Group
---------------------- ---------------- ----------------- ---------------- ---------------- ----------------
H. Brewster Atwater,        $ 900            $ 900               $0               $0            $98,400
Jr.
Lynne V. Cheney               756              756                0                0             92,400
Robert F. Froehlke            308              308                0                0             33,300
Heinz F. Hutter               950              950                0                0            101,400
Anne P. Jones                 831              831                0                0             96,900
Melvin R. Laird               151              151                0                0             20,600
Alan K. Simpson               630              630                0                0             84,400
Edson W. Spencer            1,142            1,142                0                0            112,900
Wheelock Whitney            1,000            1,000                0                0            104,400
C. Angus Wurtele            1,050            1,050                0                0            107,400

On July 31, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended July 31, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended July 31, 1998 pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Research Opportunities Fund, dated Sept. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

APPENDIX B

INVESTING IN FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio is to make intended security purchases due to such problems could cause the Portfolio to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the Portfolio does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX C

OPTIONS AND STOCK INDEX FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

`The Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Portfolio upon entering into futures contracts. However, the Portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when the Portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How the Portfolio Would Use Stock Index Futures Contracts. The Portfolio intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, the Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

The Portfolio may enter into contracts with respect to any stock index or sub-index. To hedge the Portfolio successfully, however, the Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

Special Risks of Transactions in Stock Index Futures Contracts

1. Liquidity. The Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio. The Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a gain or a loss. Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Portfolio could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the investment manager believes that over time the value of the Portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Portfolio's securities sought to be hedged. It also is possible that if the Portfolio has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Portfolio will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Portfolio will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

------------------ --------------------------- ----------------------------
Regular                   Market Price                         Shares
Investment                 of a Share                         Acquired
------------------ --------------------------- ----------------------------
     $100                    $6.00                               16.7
      100                     4.00                               25.0
      100                     4.00                               25.0
      100                     6.00                               16.7
      100                     5.00                               20.0
     ----                 --------                             ------
     $500                   $25.00                              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

      Independent auditors' report

      The board and shareholders IDS Growth Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of IDS Growth Fund (a series of IDS Growth Fund, Inc.) as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended July 31, 1998. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Growth Fund at July 31, 1998, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      September 4, 1998

      Financial statements

      Statement of assets and liabilities
      IDS Growth Fund
      July 31, 1998

                                  Assets

 Investment in Growth Portfolio (Note 1)                                                        $5,283,928,319

                                  Liabilities

 Accrued distribution fee                                                                               20,921
 Accrued service fee                                                                                    24,086
 Accrued transfer agency fee                                                                            14,598
 Accrued administrative services fee                                                                     5,883
 Other accrued expenses                                                                                339,997
                                                                                                       -------
 Total liabilities                                                                                     405,485
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                             $5,283,522,834
                                                                                                ==============

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                     $    1,451,300
 Additional paid-in capital                                                                      3,072,389,919
 Accumulated net realized gain (loss)                                                              254,387,368
 Unrealized appreciation (depreciation) on investments                                           1,955,294,247
                                                                                                 -------------
 Total-- representing net assets applicable to outstanding capital stock                        $5,283,522,834
                                                                                                ==============
 Net assets applicable to outstanding shares:              Class A                              $3,680,975,149
                                                           Class B                              $1,021,038,109
                                                           Class Y                              $  581,509,576
 Net asset value per share of outstanding capital stock:   Class A shares     100,632,056       $        36.58
                                                           Class B shares      28,671,856       $        35.61
                                                           Class Y shares      15,826,100       $        36.74

 See accompanying notes to financial statements.

      Statement of operations
      IDS Growth Fund
      Year ended July 31, 1998


                                  Investment income

 Income:
 Dividends                                                                                       $  22,578,545
 Interest                                                                                            7,396,613
      Less foreign taxes withheld                                                                      (79,475)
                                                                                                       -------
 Total income                                                                                       29,895,683
                                                                                                    ----------
 Expenses (Note 2):
 Expenses allocated from Growth Portfolio                                                           24,599,248
 Distribution fee -- Class B                                                                         6,336,979
 Transfer agency fee                                                                                 4,493,758
 Incremental transfer agency fee-- Class B                                                              80,769
 Service fee
      Class A                                                                                        5,770,742
      Class B                                                                                        1,470,222
      Class Y                                                                                          375,510
 Administrative services fees and expenses                                                           1,914,470
 Compensation of board members                                                                          11,703
 Postage                                                                                               168,161
 Registration fees                                                                                     706,422
 Reports to shareholders                                                                                41,523
 Audit fees                                                                                              8,250
 Other                                                                                                   4,437
                                                                                                         -----
 Total expenses                                                                                     45,982,194
      Earnings credits on cash balances (Note 2)                                                      (253,766)
                                                                                                      --------
 Total net expenses                                                                                 45,728,428
                                                                                                    ----------
 Investment income (loss) -- net                                                                   (15,832,745)
                                                                                                   -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions                                                 329,053,735
 Net change in unrealized appreciation (depreciation) on investments                                 7,415,824
                                                                                                     ---------
 Net gain (loss) on investments                                                                    336,469,559
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $320,636,814
                                                                                                  ============

 See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)

      Financial statements

      Statements of changes in net assets
      IDS Growth Fund
      Year ended July 31,

                                  Operations and distributions

                                                                                    1998                  1997
 Investment income (loss)-- net                                           $  (15,832,745)      $    (8,800,585)
 Net realized gain (loss) on security transactions                           329,053,735            50,532,417
 Net change in unrealized appreciation (depreciation) on investments           7,415,824         1,352,656,496
                                                                               ---------         -------------
 Net increase (decrease) in net assets resulting from operations             320,636,814         1,394,388,328
                                                                             -----------         -------------
 Distributions to shareholders from:
    Net realized gain
      Class A                                                                (90,606,005)          (58,071,851)
      Class B                                                                (22,988,716)          (11,182,049)
      Class Y                                                                 (7,852,912)           (1,197,889)
                                                                              ----------            ----------
 Total distributions                                                        (121,447,633)          (70,451,789)
                                                                            ------------           -----------

                                  Capital share transactions (Note 3)

 Proceeds from sales
    Class A shares (Note 2)                                                1,333,555,813           922,677,836
    Class B shares                                                           338,050,707           269,793,922
    Class Y shares                                                           488,734,157           132,599,010
 Reinvestment of distributions at net asset value
    Class A shares                                                            86,660,124            56,453,549
    Class B shares                                                            22,898,191            11,143,020
    Class Y shares                                                             7,852,912             1,197,889
 Payments for redemptions
    Class A shares                                                        (1,090,747,624)         (708,866,842)
    Class B shares (Note 2)                                                  (87,327,778)          (58,625,798)
    Class Y shares                                                          (122,660,109)          (24,729,054)
                                                                            ------------           -----------
 Increase (decrease) in net assets from capital share transactions           977,016,393           601,643,532
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                   1,176,205,574         1,925,580,071
 Net assets at beginning of year                                           4,107,317,260         2,181,737,189
                                                                           -------------         -------------
 Net assets at end of year                                                $5,283,522,834        $4,107,317,260
                                                                          ==============        ==============

 See accompanying notes to financial statements.

      Notes to financial statements

      IDS Growth Fund

  1

Summary of
significant
accounting policies

      The Fund is a series of IDS Growth Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in Growth Portfolio

      Effective May 13, 1996, the Fund began investing all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at July 31, 1998 was 99.58%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $15,832,745 and paid-in capital has been decreased by $15,832,745.

      Dividends to shareholders

      An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

  2

Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services . Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $11,681,861 for Class A and $628,096 for Class B for the year ended July 31, 1998.

      During the year ended July 31, 1998, the Fund's transfer agency fees were reduced by $253,766 as a result of earnings credits from overnight cash balances.

  3

Capital share
transactions

      Transactions in shares of capital stock for the years indicated are as follows:

                                          Year ended July 31, 1998
                                   Class A           Class B          Class Y

      Sold                      38,522,405         9,983,484       14,058,750

      Issued for reinvested      2,812,368           759,904          253,811
        distributions

      Redeemed                 (31,346,336)       (2,553,367)      (3,507,138)
                               -----------        ----------       ----------

      Net increase (decrease)    9,988,437         8,190,021       10,805,423



                                          Year ended July 31, 1997
                                   Class A           Class B          Class Y

      Sold                      32,797,263         9,867,021        4,567,735

      Issued for reinvested      2,071,924           414,765           43,835
        distributions

      Redeemed                 (25,016,265)       (2,065,084)        (853,865)
                               -----------        ----------         --------

      Net increase (decrease)    9,852,922         8,216,702        3,757,705


      "Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.

Financial
highlights

      Independent auditors' report

      The board of trustees and unitholders Growth Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Portfolio at July 31, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      September 4, 1998

      Financial statements

      Statement of assets and liabilities
      Growth Portfolio
      July 31, 1998

                                  Assets

 Investments in securities, at value (Note 1):
      Investment in securities of unaffiliated issuers
      (identified cost $3,304,376,267)                                                          $5,278,739,311
      Investment in securities of affiliated issuers
      (identified cost $125,656,479)                                                               116,850,000
 Dividends and accrued interest receivable                                                           2,147,552
 Receivable for investment securities sold                                                           4,767,446
 U.S. government securities held as collateral (Note 4)                                             40,518,874
 Receivable from investment advisor                                                                    382,157
                                                                                                       -------
 Total assets                                                                                    5,443,405,340
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                  12,819,316
 Payable for investment securities purchased                                                        42,307,136
 Payable upon return of securities loaned (Note 4)                                                  82,051,674
 Accrued investment management services fee                                                             80,377
 Other accrued expenses                                                                                 49,200
                                                                                                        ------
 Total liabilities                                                                                 137,307,703
                                                                                                   -----------
 Net assets                                                                                     $5,306,097,637
                                                                                                ==============

 See accompanying notes to financial statements.

      Financial statements

      Statement of operations
      Growth Portfolio
      Year ended July 31, 1998

                                  Investment income

 Income:
 Dividend                                                                                        $  22,687,268
 Interest                                                                                            7,416,383
      Less foreign taxes withheld                                                                      (79,875)
                                                                                                       -------
 Total income                                                                                       30,023,776
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                 24,268,959
 Compensation of board members                                                                          20,946
 Custodian fees                                                                                        367,336
 Audit fees                                                                                             24,750
 Other                                                                                                  52,156
                                                                                                        ------
 Total expenses                                                                                     24,734,147
      Earnings credits on cash balances (Note 2)                                                       (14,730)
                                                                                                       -------
 Total net expenses                                                                                 24,719,417
                                                                                                    ----------
 Investment income (loss) -- net                                                                     5,304,359
                                                                                                     ---------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions
      (including gain of $1,179,017 on sale of affiliated issuers) (Note 3)                        330,872,649
 Net change in unrealized appreciation (depreciation) on investments                                 6,947,483
                                                                                                     ---------
 Net gain (loss) on investments                                                                    337,820,132
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $343,124,491
                                                                                                  ============

 See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)

      Statements of changes in net assets
      Growth Portfolio
      Year ended July 31,

                                  Operations

                                                                                    1998                  1997
 Investment income (loss)-- net                                           $    5,304,359        $    5,221,628
 Net realized gain (loss) on investments                                     330,872,649            50,423,029
 Net change in unrealized appreciation (depreciation) on investments           6,947,483         1,363,502,469
                                                                               ---------         -------------
 Net increase (decrease) in net assets resulting from operations             343,124,491         1,419,147,126
 Net contributions (withdrawals) from partners                               831,889,423           506,769,449
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                   1,175,013,914         1,925,916,575
 Net assets at beginning of year                                           4,131,083,723         2,205,167,148
                                                                           -------------         -------------
 Net assets at end of year                                                $5,306,097,637        $4,131,083,723
                                                                          ==============        ==============

 See accompanying notes to financial statements.

      Notes to financial statements

      Growth Portfolio

  1

Summary of
significant
accounting policies

      Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

      Significant accounting policies followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations
      and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of the IDS Growth Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $1,322,108 for the year ended July 31, 1998.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the year ended July 31, 1998, the Portfolio's custodian fees were reduced by $14,730 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,053,558,014 and $1,248,553,465, respectively, for the year ended July 31, 1998. For the same year, the portfolio turnover rate was 28%. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $341,178 for the year ended July 31, 1998.

  4

Lending of
portfolio securities

      At July 31, 1998, securities valued at $80,382,789 were on loan to brokers. For collateral, the Portfolio received $41,532,800 in cash and U.S. government securities valued at $40,518,874. Income from securities lending amounted to $512,693 for the year ended July 31, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

      Investments in securities

      Growth Portfolio                             (Percentages represent
      July 31, 1998                                  value of investments
                                                   compared to net assets)

 Common stocks (94.6%)
 Issuer                       Shares        Value(a)

 Airlines (0.4%)
 Northwest Airlines Cl A    692,450(b)  $22,677,738

 Automotive & related (0.3%)
 Gentex                   1,000,000(b)   15,437,500

 Banks and savings & loans (5.9%)
 BankAmerica              1,200,000     107,700,000
 BankBoston               1,200,000      58,050,000
 Washington Mutual        3,750,000     149,765,625
 Total                                  315,515,625

 Beverages & tobacco (3.1%)
 Coca-Cola                2,006,700     161,915,606

 Chemicals (5.0%)
 Monsanto                 1,600,000      90,600,000
 Waste Management         3,175,000(b)  175,021,875
 Total                                  265,621,875

 Communications equipment & services (6.0%)
 Advanced Fibre
    Communications        1,300,000(b)   25,918,750
 Andrew Corp              2,200,000(b)   38,775,000
 MasTec                   1,800,000(b,d, 42,975,000
                                    e)
 Tellabs                  2,800,000(b)  210,787,500
 Total                                  318,456,250

 Computers & office equipment (18.6%)
 ABR Information Services   800,000(b)   14,000,000
 America Online              50,000(b)    5,850,000
 Cisco Systems            1,800,000(b)  172,350,000
 Compaq Computer          2,700,000      88,762,500
 EMC                      2,000,000(b)   98,000,000
 Hewlett-Packard          1,800,000      99,900,000
 Intl Business Machines     800,000     106,000,000
 Keane                    1,500,000(b)   80,812,500
 Microsoft                1,800,000(b)  198,225,000
 Network Associates       1,500,000(b,d) 71,531,250
 PeopleSoft                 500,000(b)   18,843,750
 Solectron                  462,500(b)   22,200,000
 Visio                      216,600(b)    8,014,200
 Total                                  984,489,200

 Electronics (6.8%)
 Applied Materials        3,000,000(b)  100,500,000
 Intel                    1,500,000     126,656,250
 Maxim Integrated
    Products              2,400,000(b)   76,800,000
 Texas Instruments        1,000,000      59,312,500
 Total                                  363,268,750

 Energy (1.9%)
 Anadarko Petroleum       2,866,700      98,363,644

 Energy equipment & services (1.0%)
 Halliburton              1,500,000      54,468,750

 Financial services (9.7%)
 Merrill Lynch & Co       2,000,000     195,000,000
 Providian Financial      1,013,550      79,627,022
 Travelers Group          3,600,000     241,200,000
 Total                                  515,827,022

 Foreign (6.7%)(c)
 Ericsson (LM) ADR Cl B   2,800,000      77,525,000
 Schlumberger             2,000,000     121,125,000
 STMicroelectronics         500,000(d)   31,812,500
 Tyco Intl                2,000,000     123,875,000
 Total                                  354,337,500

 Furniture & appliances (0.6%)
 Ethan Allen Interiors      814,000      33,628,375

 Health care (7.1%)
 Boston Scientific          600,000(b,d) 45,975,000
 Gensia Sicor                   161(b)          543
 Johnson & Johnson          200,000      15,450,000
 Medtronic                  500,000      30,968,750
 Pfizer                   1,600,000     176,000,000
 Warner-Lambert           1,400,000     105,787,500
 Total                                  374,181,793

 Health care services (6.4%)
 First Health Group       3,000,000(b,e) 73,875,000
 HEALTHSOUTH
    Rehabilitation        4,800,000(b)  120,600,000
 Service Corp Intl        2,400,000      90,900,000
 United Healthcare        1,000,000      56,500,000
 Total                                  341,875,000

 Household products (1.0%)
 ServiceMaster            1,500,000      51,000,000

 Industrial equipment & services (1.3%)
 Caterpillar                400,000      19,400,000
 Deere & Co               1,200,000      48,225,000
 Total                                   67,625,000

 Insurance (0.7%)
 Provident Cos            1,000,000      36,875,000

 Leisure time & entertainment (1.8%)
 Harley-Davidson          1,000,000      39,625,000
 Mattel                   1,500,000      57,656,250
 Total                                   97,281,250

 Multi-industry conglomerates (1.4%)
 AccuStaff                1,000,000(b,d) 23,625,000
 Apollo Group Cl A        1,350,000(b)   48,431,250
 Total                                   72,056,250

 Restaurants & lodging (2.0%)
 Marriott Intl Cl A       2,400,000      78,000,000
 Promus Hotel               800,000(b)   30,100,000
 Total                                  108,100,000

 Retail (1.9%)
 Consolidated Stores        700,000(b)   23,537,500
 Home Depot               1,800,000      75,375,000
 Total                                   98,912,500

 Textiles & apparel (1.3%)
 Nike Cl B                1,500,000      66,750,000

 Utilities -- telephone (3.8%)
 WorldCom                 3,800,000(b,d)200,925,000

 Total common stocks
 (Cost: $3,051,054,244)              $5,019,589,628


 Bonds (3.0%)
 Issuer        Coupon      Principal       Value(a)
                 rate         amount

 Resolution Funding Corp
   Zero Coupon
    07-15-20     5.93%  $400,000,000(f)$108,112,000
    10-15-20     6.03    185,000,000(f)  49,261,800

 Total bonds
 (Cost: $160,350,371)                  $157,373,800


 Short-term securities (4.1%)
 Issuer         Annualized      Amount     Value(a)
                  yield on  payable at
                   date of    maturity
                  purchase

 U.S. government agency (1.4%)
 Federal Home Loan Mtge Corp Disc Nts
      08-17-98        5.47% $8,000,000   $7,980,622
      08-20-98        5.49   9,500,000    9,472,624
      08-27-98        5.49  10,000,000    9,960,567
      08-31-98        5.50  38,200,000   38,025,678
      09-04-98        5.49  10,000,000    9,948,433
 Total                                   75,387,924


 Commercial paper (2.6%)
 ABB Treasury Center USA
      09-17-98        5.56% $8,500,000(g)$8,438,854
 Bell Atlantic Finance
      08-03-98        5.60   6,223,000    6,221,064
      08-06-98        5.52   4,700,000    4,696,410
 Cargill
      08-11-98        5.59   8,400,000    8,386,980
 Cargill Global
      08-13-98        5.53     100,000(g)    99,816
 Ciesco LP
      08-18-98        5.55   8,000,000    7,979,147
 Commerzbank U.S. Finance
      08-12-98        5.52   6,000,000    5,989,917
      08-26-98        5.55   2,200,000    2,191,551
 Deutsche Bank Financial
      08-06-98        5.55   8,800,000    8,793,241
      08-06-98        5.56   1,300,000    1,299,001
 Fleet Funding
      09-10-98        5.57  10,580,000   10,514,874
      Ford Motor Credit
      08-12-98        5.53   7,200,000    7,187,878
 Glaxo Wellcome
      08-26-98        5.55   2,500,000(g) 2,490,399
 GTE Funding
      08-04-98        5.55  10,900,000   10,894,977
      08-12-98        5.54  10,000,000    9,983,133
 Morgan Stanley, Dean Witter, Discover & Co
      08-19-98        5.54   5,100,000    5,085,924
 Natl Australia Funding (Delaware)
      08-05-98        5.58   5,700,000    5,696,466
 Paccar Financial
      08-21-98        5.54   5,700,000    5,682,520
      08-27-98        5.57   7,000,000    6,971,942
 UBS Finance (Delaware)
      08-04-98        5.65   1,900,000    1,899,105
      08-05-98     5.53      4,100,000    4,097,490
      09-08-98     5.57      4,800,000    4,769,811
 Xerox Credit
      08-14-98     5.53      8,900,000    8,882,291
 Total                                  138,252,791

 Letter of credit (0.1%)
 Bank of America-
 AES Hawaii
      08-06-98     5.55      4,989,000    4,985,168


 Total short-term securities
 (Cost: $218,628,131)                  $218,625,883


 Total investments in securities
 (Cost: $3,430,032,746)(h)           $5,395,589,311


See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended July 31, 1998 are as follows:

Issuer                      Beginning       Purchase          Sales           Ending   Dividend       Value(a)
                                 cost           cost           cost             cost     income
First Health Group*       $37,103,011    $28,286,868             $--     $65,389,879         $--   $73,875,000
MasTec                     45,512,990     14,753,610             --       60,266,600         --     42,975,000
Risk Capital Holdings*     17,078,679             --     17,078,679               --         --             --

Total                     $99,694,680    $43,040,478    $17,078,679     $125,656,479         $--  $116,850,000

*Issuer was not an affiliate for the entire year ended July 31, 1998.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(h) At July 31, 1998, the cost of securities for federal income tax purposes was $3,430,032,746 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation........................................$2,056,710,164
Unrealized depreciation...........................................(91,153,599)
                                                                  -----------
Net unrealized appreciation....................................$1,965,556,565

      Independent auditors' report

      The board and shareholders IDS Growth Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of IDS Research Opportunities Fund, (a series of IDS Growth Fund, Inc.) as of July 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended July 31, 1998, and for the period from August 19, 1996 (commencement of operations), to July 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Research Opportunities Fund at July 31, 1998, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      September 4, 1998

      Financial statements

      Statement of assets and liabilities
      IDS Research Opportunities Fund
      July 31, 1998

                                  Assets
 Investment in Aggressive Growth Portfolio (Note 1)                                               $521,322,748
                                                                                                  ============

                                  Liabilities

 Accrued distribution fee                                                                                3,784
 Accrued service fee                                                                                     2,506
 Accrued transfer agency fee                                                                             1,519
 Accrued administrative services fee                                                                       819
 Other accrued expenses                                                                                 85,727
                                                                                                        ------
 Total liabilities                                                                                      94,355
                                                                                                        ------
 Net assets applicable to outstanding capital stock                                               $521,228,393
                                                                                                  ============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                          $    750,475
 Additional paid-in capital                                                                        450,827,619
 Undistributed net investment income                                                                   166,685
 Accumulated net realized gain (loss)                                                               26,698,274
 Unrealized appreciation (depreciation) on investments                                              42,785,340
                                                                                                    ----------
 Total-- representing net assets applicable to outstanding capital stock                          $521,228,393
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $337,390,644
                                                          Class B                                 $183,836,220
                                                          Class Y                                 $      1,529
 Net asset value per share of outstanding capital stock:  Class A shares      48,312,074          $       6.98
                                                          Class B shares      26,735,233          $       6.88
                                                          Class Y shares             218          $       7.01

See accompanying notes to the financial statements.

      Statement of operations
      IDS Research Opportunities Fund
      Year ended July 31, 1998

                                  Investment income

 Income:
 Dividends                                                                                         $ 5,205,183
 Interest                                                                                              734,339
      Less foreign taxes withheld                                                                      (30,618)
                                                                                                       -------
 Total income                                                                                        5,908,904
                                                                                                     ---------
 Expenses (Note 2):
 Expenses allocated from Aggressive Growth Portfolio                                                 2,718,858
 Distribution fee -- Class B                                                                         1,068,895
 Transfer agency fee                                                                                   767,850
 Incremental transfer agency fee-- Class B                                                              18,999
 Service fee
      Class A                                                                                          478,985
      Class B                                                                                          248,727
 Administrative services fees and expenses                                                             243,876
 Compensation of board members                                                                           7,718
 Postage52,095
 Registration fees                                                                                     126,343
 Reports to shareholders                                                                                18,571
 Audit fees                                                                                              4,250
 Other                                                                                                     311
                                                                                                           ---
 Total expenses                                                                                      5,755,478
      Earnings credits on cash balances (Note 2)                                                       (13,149)
                                                                                                       -------
 Total net expenses                                                                                  5,742,329
                                                                                                     ---------
 Investment income (loss) -- net                                                                       166,575
                                                                                                       -------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                         35,421,330
      Financial futures contracts                                                                    2,982,563
      Option contracts written                                                                         126,863
                                                                                                       -------
 Net realized gain (loss) on investments                                                            38,530,756
 Net change in unrealized appreciation (depreciation) on investments                                 8,223,315
                                                                                                     ---------
 Net gain (loss) on investments                                                                     46,754,071
                                                                                                    ----------
 Net increase (decrease) in net assets resulting from operations                                   $46,920,646
                                                                                                   ===========

See accompanying notes to financial statements.

      Financial statements

      Statements of changes in net assets
      IDS Research Opportunities Fund


                                  Operations and distributions

                                                                              Year ended   For the period from
                                                                           July 31, 1998    Aug. 19, 1996 * to
                                                                                                 July 31, 1997
 Investment income (loss)-- net                                             $    166,575         $     (26,708)
 Net realized gain (loss) on investments                                      38,530,756            19,658,628
 Net change in unrealized appreciation (depreciation) on investments           8,223,315            34,562,025
 Net increase (decrease) in net assets resulting from operations              46,920,646            54,193,945
 Distributions to shareholders from:
      Net realized gain
           Class A                                                           (20,657,813)              (83,530)
           Class B                                                           (10,689,824)              (33,125)
           Class Y                                                                  (109)                   (1)
                                                                                    ----                    --
 Total distributions                                                         (31,347,746)             (116,656)
                                                                             -----------              --------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                                142,356,044           181,559,006
      Class B shares                                                          86,426,593            83,675,945
      Class Y shares                                                                 --                     --
 Reinvestment of distributions at net asset value
      Class A shares                                                          19,606,825                80,796
      Class B shares                                                          10,635,286                33,025
      Class Y shares                                                                 109                     1
 Payments for redemptions
      Class A shares                                                         (39,846,496)          (14,786,859)
      Class B shares (Note 2)                                                (14,553,014)           (3,612,057)
                                                                             -----------            ----------
 Increase (decrease) in net assets from capital share transactions           204,625,347           246,949,857
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     220,198,247           301,027,146
 Net assets at beginning of period (Note 1)                                  301,030,146                 3,000
                                                                             -----------                 -----
 Net assets at end of period                                                $521,228,393          $301,030,146
                                                                            ============          ============
 Undistributed net investment income                                        $    166,685          $         --
                                                                            ------------          ------------

* Commencement of operations.

See accompanying notes to financial statements.

      Notes to financial statements

      IDS Research Opportunities Fund

  1

Summary of
significant
accounting policies


      The Fund is a series of IDS Growth Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Growth Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On Aug. 16, 1996, American Express Financial Corporation (AEFC) invested $3,000 in the Fund that represented 200 shares for Class A, Class B and Class Y, respectively. Operations commenced on Aug. 19, 1996.

      The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in Aggressive Growth Portfolio

      The Fund invests all of its assets in the Aggressive Growth Portfolio (the Portfolio), a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at July 31, 1998, was 99.66%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $110 and paid-in capital has been decreased by $110.

      Dividends to shareholders

      An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

  2

Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      The Fund entered into an agreement with American Express Financial Corporation (AEFC) for providing administrative services. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

      The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $2,496,550 for Class A and $92,799 for Class B for the year ended July 31, 1998.

      During the year ended July 31, 1998, the Fund's transfer agency fees were reduced by $13,149 as a result of earnings credits from overnight cash balances.

  3

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                               Year ended July 31, 1998
                                  Class A            Class B         Class Y

      Sold                     21,213,882          13,008,512             --

      Issued for reinvested     3,188,620           1,748,937             18
        distributions

      Redeemed                 (5,883,949)         (2,177,029)            --
                               ----------          ----------            ---

      Net increase (decrease)  18,518,553          12,580,420             18



                                              Period ended July 31, 1997*
                                  Class A            Class B        Class Y

      Sold                     32,312,708          14,758,932            --

      Issued for reinvested        14,725               6,034            --
        distributions

      Redeemed                 (2,534,112)           (610,353)           --
                               ----------            --------           ---

      Net increase (decrease)  29,793,321          14,154,613            --

    *  Inception date was Aug. 19, 1996.


  4

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on page 9 of the prospectus.

     Independent auditors' report

      The board of trustees and unitholders Growth Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Aggressive Growth Portfolio (a series of Growth Trust) as of July 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended July 31, 1998, and for the period from August 19, 1996 (commencement of operations) to July 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio at July 31, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      September 4, 1998

      Financial statements

      Statement of assets and liabilities
      Aggressive Growth Portfolio
      July 31, 1998

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $478,690,668)                                                              $521,702,775
 Cash in bank on demand deposit                                                                      1,669,294
 Dividends receivable                                                                                  515,979
 Receivable for investment securities sold                                                             322,594
                                                                                                       -------
 Total assets                                                                                      524,210,642
                                                                                                   -----------

                                  Liabilities

 Payable for investment securities purchased                                                         1,072,078
 Accrued investment management services fee                                                              9,141
 Other accrued expenses                                                                                 15,566
                                                                                                        ------
 Total liabilities                                                                                   1,096,785
                                                                                                     ---------
 Net assets                                                                                       $523,113,857
                                                                                                  ============

 See accompanying notes to financial statements.

      Statement of operations
      Aggressive Growth Portfolio
      Year ended July 31, 1998


                                  Investment income

 Income:
 Dividends                                                                                        $  5,224,496
 Interest                                                                                              729,663
      Less foreign taxes withheld                                                                      (30,727)
                                                                                                       -------
 Total income                                                                                        5,923,432
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  2,680,224
 Compensation of board members                                                                           7,718
 Custodian fees                                                                                         45,124
 Audit fees                                                                                             12,750
 Other                                                                                                   2,428
                                                                                                         -----
 Total expenses                                                                                      2,748,244
      Earnings credits on cash balances (Note 2)                                                       (19,293)
                                                                                                       -------
 Total net expenses                                                                                  2,728,951
                                                                                                     ---------
 Investment income (loss) -- net                                                                     3,194,481
                                                                                                     ---------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                35,752,318
      Financial futures contracts                                                                    2,996,407
      Options contracts written (Note 5)                                                               127,346
                                                                                                       -------
 Net realized gain (loss) on investments                                                            38,876,071
 Net change in unrealized appreciation (depreciation) on investments                                 8,046,666
                                                                                                     ---------
 Net gain (loss) on investments                                                                     46,922,737
                                                                                                    ----------
 Net increase (decrease) in net assets resulting from operations                                   $50,117,218
                                                                                                   ===========

See accompanying notes to financial statements.

      Financial statements

      Statements of changes in net assets
      Aggressive Growth Portfolio


                                  Operations

                                                                              Year ended   For the period from
                                                                           July 31, 1998     Aug. 19, 1996* to
                                                                                                 July 31, 1997
 Investment income (loss)-- net                                           $    3,194,481        $    1,393,497
 Net realized gain (loss) on investments                                      38,876,071            19,764,774
 Net change in unrealized appreciation (depreciation) on investments           8,046,666            34,895,804
                                                                               ---------            ----------
 Net increase (decrease) in net assets resulting from operations              50,117,218            56,054,075
 Net contributions (withdrawals) from partners                               170,560,308           246,378,256
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     220,677,526           302,432,331
 Net assets at beginning of period (Note 1)                                  302,436,331                 4,000
                                         -                                   -----------                 -----
 Net assets at end of period                                                $523,113,857          $302,436,331
                                                                            ============          ============

*Commencement of operations.
See accompanying notes to financial statements.

      Notes to financial statements

      Aggressive Growth Portfolio

  1

Summary of
significant
accounting policies

      Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On Aug. 16, 1996, American Express Financial Corporation (AEFC) contributed $4,000 to the Portfolio. Operations commenced on Aug. 19, 1996.

      Significant accounting policies followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally trade in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations
      and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Fees and expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.65% to 0.5% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the year ended July 31, 1998, the Portfolio's custodian fees were reduced by $19,293 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $785,278,864 and $599,101,040, respectively, for the year ended July 31, 1998. For the same period, the portfolio turnover rate was 148%. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $81,111 for the year ended July 31, 1998.

  4

Stock index
futures contracts

      Investments in securities at July 31, 1998, included securities valued at $1,975,000 that were pledged as collateral to cover initial margin deposits on six open purchase contracts. The market value of the open purchase contracts at July 31, 1998, was $1,684,500 with a net unrealized loss of $69,637.

  5

Options contracts
written

      The number of contracts and premium amounts associated with options contracts written is as follows:

                                       Year ended July 31, 1998

                                     Puts                       Calls
                          Contracts        Premium    Contracts         Premium
       Balance July 31, 1997     --       $     --          --       $       --
       Opened                   550         96,847        1,450         258,016
       Exercised                 --             --       (1,200)       (227,517)
       Expired                 (550)       (96,847)        (250)        (30,499)
       Balance July 31, 1998     --       $     --           --       $      --

       See "Summary of significant accounting policies."

      Investments in securities

      Aggressive Growth Portfolio                    (Percentages represent
      July 31, 1998                                    value of investments
                                                     compared to net assets)


Common stocks (99.2%)

 Issuer                      Shares        Value(a)

 Aerospace & defense (2.1%)
 AlliedSignal                80,000      $3,479,999
 Boeing                      48,600       1,886,288
 Goodrich (BF)               36,000       1,460,250
 Lockheed Martin             20,900       2,083,469
 Raytheon Cl B               39,800       2,201,438
 Total                                   11,111,444

 Airlines (0.4%)
 AMR                         30,600(b)    2,185,988

 Automotive & related (3.3%)
 Dana                        29,900       1,487,525
 Ford Motor                 184,200      10,487,887
 General Motors              48,800       3,528,850
 TRW                         29,700       1,609,369
 Total                                   17,113,631

 Banks and savings & loans (10.2%)
 Banc One                   120,500       6,228,344
 BankAmerica                101,100       9,073,724
 First Chicago NBD          105,100       8,808,694
 NationsBank                 92,000       7,337,000
 Norwest                    200,000       7,187,500
 Wachovia                    85,600       7,329,500
 Washington Mutual          186,700       7,456,331
 Total                                   53,421,093

 Beverages & tobacco (3.2%)
 Coca-Cola                  207,800      16,766,863

 Chemicals (2.8%)
 Air Products & Chemicals   103,800       3,633,000
 Du Pont (EI) de Nemours     62,100       3,850,200
 Monsanto                    75,000       4,246,875
 Waste Management            51,148(b)    2,819,534
 Total                                   14,549,609

 Communications equipment & services (1.7%)
 Motorola                    69,200       3,615,700
 Tellabs                     69,150(b)    5,205,698
 Total                                    8,821,398

 Computers & office equipment (12.7%)
 3Com                       131,300(b)    3,249,675
 Automatic Data Processing  127,000       8,596,313
 Bay Networks               180,800(b)    6,226,300
 Compaq Computer            265,000       8,711,875
 Computer Associates Intl    66,150       2,195,353
 Computer Sciences          145,600       9,318,399
 EMC                        124,200(b)    6,085,800
 Hewlett-Packard             96,050       5,330,775
 Intl Business Machines      98,700      13,077,749
 Parametric Technology      249,900(b)    3,404,888
 Total                                   66,197,127

 Electronics (1.7%)
 Intel                      104,600      $8,832,163

 Energy equipment & services (0.7%)
 Dresser Inds                41,500       1,465,469
 Halliburton                 65,000       2,360,312
 Total                                    3,825,781

 Financial services (4.0%)
 Associates First
   Capital Cl A              48,613       3,776,622
 Household Intl             178,100       8,860,475
 Travelers Group            122,300       8,194,100
 Total                                   20,831,197

 Food (2.2%)
 Bestfoods                   82,400       4,583,500
 General Mills               55,000       3,406,563
 Sara Lee                    75,000       3,759,375
 Total                                   11,749,438

 Foreign (5.6%)(c)
 Northern Telecom            99,500       5,845,625
 Royal Dutch Petroleum      330,500      16,855,499
 Schlumberger                35,000       2,119,688
 Tyco Intl                   70,050       4,338,722
 Total                                   29,159,534

 Health care (13.8%)
 ALZA                       246,600(b)    9,586,575
 Amgen                      168,100(b)   12,344,843
 Baxter Intl                 76,600       4,576,850
 Boston Scientific            9,000(b)      689,625
 Bristol-Myers Squibb       120,700      13,752,256
 Guidant                     41,500       3,083,969
 Schering-Plough            124,100      12,006,675
 Warner-Lambert             216,600      16,366,837
 Total                                   72,407,630

 Health care services (1.1%)
 Service Corp Intl           59,100       2,238,412
 Tenet Healthcare            53,000(b)    1,586,688
 United Healthcare           33,000       1,864,500
 Total                                    5,689,600

 Household products (4.1%)
 Colgate-Palmolive          121,300      11,212,669
 Gillette                   191,600      10,035,050
 Total                                   21,247,719

 Insurance (5.9%)
 American General           163,950      11,199,834
 Lincoln Natl                 6,500         622,375
 SunAmerica                 131,400       8,072,888
 UNUM                       208,400      10,980,075
 Total                                   30,875,172

 Leisure time & entertainment (0.5%)
 Mattel                      61,300       2,356,219

 Media (1.9%)
 CBS                        159,800       5,423,213
 Clear Channel
    Communications           76,000(b)    4,270,250
 Total                                    9,693,463

 Metals (0.6%)
 Aluminum Co of America      24,300       1,684,294
 Reynolds Metals             26,400       1,386,000
 Total                                    3,070,294

 Multi-industry conglomerates (4.3%)
 Emerson Electric            83,500       4,963,031
 General Electric           197,400      17,630,288
 Total                                   22,593,319

 Paper & packaging (0.3%)
 Owens-Illinois              40,400(b)    1,782,650

 Retail (6.3%)
 Albertson's                 29,000       1,393,813
 Consolidated Stores        128,400(b)    4,317,450
 CVS                         46,400       1,902,400
 Dayton Hudson              103,200       4,934,250
 Dollar General              20,000         820,000
 Home Depot                 147,200       6,164,000
 Kroger                      91,200(b)    4,314,900
 Rite Aid                    70,000(e)    2,765,000
 Wal-Mart Stores            100,000       6,312,500
 Total                                   32,924,313

 Textiles & apparel (0.3%)
 Nike Cl B                   40,000       1,780,000

 Transportation (0.4%)
 Burlington Northern Santa Fe22,500       2,316,094

 Utilities -- gas (1.0%)
 Enron                      102,300       5,415,506

 Utilities -- telephone (8.1%)
 AirTouch Communications     91,340(b)   $5,371,934
 Ameritech                  122,700       6,035,306
 MCI Communications         121,300       7,854,175
 US West Communications
    Group                   280,600      14,977,025
 WorldCom                   150,400(b)    7,952,400
 Total                                   42,190,840

 Total common stocks
(Cost: $475,895,978)                   $518,908,085


 Short-term securities (0.5%)

 Issuer      Annualized       Amount        Value(a)
               yield on   payable at
                date of     maturity
               purchase

 U.S. government agency (0.1%)
 Federal Home Loan Mtge Corp Disc Nt
    08-31-98     5.50%      $500,000       $497,717

 Commercial paper (0.4%)
 Abbott Laboratories
    08-04-98     5.52        200,000        199,908
 Cargill Global
    08-13-98     5.53        300,000(d)     299,449
 Commerzbank U.S. Finance
    08-12-98     5.52      1,200,000      1,197,983
 UBS Finance (Delaware)
    08-05-98     5.53        600,000        599,633
 Total                                    2,296,973


 Total short-term securities
 (Cost: $2,794,690)                      $2,794,690


 Total investments in securities
 (Cost: $478,690,668)(f)               $521,702,775
                                       ============


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 4 to the financial statements):

Type of security                                                   Contracts

Standard & Poor's 500 Stock Index, Sept. 1998                              6

(f) At July 31, 1998, the cost of securities for federal income tax purposes was $479,157,825 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................$62,027,395
Unrealized depreciation..........................................(19,482,445)
                                                                 -----------
Net unrealized appreciation......................................$42,544,950

PART C. OTHER INFORMATION

Item 24.       Financial Statements and Exhibits.

(a)     FINANCIAL STATEMENTS:

List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

For IDS Growth Fund:

        Independent auditors' report dated Sept. 4, 1998
        Statement of assets and liabilities, July 31, 1998
        Statement of operations, Year ended July 31, 1998
        Statement of changes in net assets, for Year ended July 31, 1998 and July 31, 1997
        Notes to financial statements

For Growth Portfolio:

        Independent auditors' report dated Sept. 4, 1998
        Statement of assets and liabilities, July 31, 1998
        Statement of operations, year ended July 31, 1998
        Statements of changes in net assets, year ended July 31, 1998 and July 31, 1997
        Notes to financial statements
        Investments in securities, July 31, 1998
        Notes to investments in securities

For IDS Research Opportunities Fund:

        Independent auditors' report dated Sept. 4, 1998
        Statement of assets and liabilities, July 31, 1998
        Statement of operations, for the year ended July 31, 1998
        Statement of changes in net assets, for year ended July 31, 1998 and period from Aug. 19, 1996 to July 31, 1997
        Notes to financial statements

For Aggressive Growth Portfolio:

        Independent auditors' report dated Sept. 4, 1998
        Statement of assets and liabilities, July 31, 1998
        Statement of operations, year ended July 31, 1998
        Statements of changes in net assets, for the year ended July 31, 1998 and for the period from Aug. 19, 1996 to July 31, 1997
        Notes to financial statements
        Investments in securities, July 31, 1998
        Notes to investments in securities

(b)     EXHIBITS:

1. Copy of Articles of Incorporation, as amended November 10, 1988, filed as Exhibit 1 to Post-Effective Amendment No. 38 to Registration Statement No. 2-38355, is incorporated herein by reference.

2. Copy of By-laws, as amended January 12, 1989, filed as Exhibit 2 to Post-Effective Amendment No. 38 to Registration Statement No. 2-38355, is incorporated herein by reference.

3.       Not Applicable.

4. Copy of Stock certificate, filed as Exhibit No. 3 to Registrant's Amendment No. 1 to Registration Statement No. 2-38355, dated Feb. 2, 1971, is incorporated herein by reference.

5(a). Copy of Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference. The Agreement was assumed by the Portfolio when IDS Growth Fund adopted the master/feeder structure.

5(b). Copy of Investment Management Services Agreement between Growth Trust, on behalf of Aggressive Growth Portfolio, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit No. 5 to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated herein by reference.

6(a). Copy of Distribution Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed
         electronically   as  Exhibit  6  to   Registrant's   Post-Effective
         Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference.

6(b). Copy of Distribution Agreement between Registrant, on behalf of the IDS Research Opportunities Fund and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically as Exhibit 6 to Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated herein by reference.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a). Copy of Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference.

8(b). Copy of Custodian Agreement between Registrant, on behalf of IDS Research Opportunities Fund, and American Express Trust Company, dated August 19, 1996, filed electronically as Exhibit No. 8 to Post Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated herein by reference.

8(c). Copy of Custody Agreement between Morgan Stanley Trust Company and IDS Bank and Trust, dated May, 1993, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-38355, is incorporated herein by reference.

8(d). Copy of Addendum to the Custodian Agreement, dated March 20, 1995, between IDS Growth Fund, Inc. and American Express Trust Company executed on May 13, 1996, filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 60 to Registration Statement No. 2-38355, is incorporated by reference.

8(e). Copy of Addendum to the Custodian Agreement, dated August 19, 1996, between Registrant, on behalf of IDS Research Opportunities Fund, and American Express Trust Company, filed electronically as Exhibit
         8(c) to Registrant's Post-Effective Amendment No. 61 to Registration Statement No. 2-38355, is incorporated herein by reference.

8(f). Copy of Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

9(a). Copy of Agreement of Merger, dated April 10, 1986, filed as Exhibit No. 9 to Post-Effective Amendment No. 33 to Registration Statement No. 2-38355, is incorporated herein by reference.

9(b). Copy of Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated January 1, 1998, is filed electronically herewith.

9(c). Copy of License Agreement between Registrant and IDS Financial Corporation, dated January 25, 1988, filed as Exhibit 9(c) to Post-Effective Amendment No. 38 to Registration Statement No. 2-38355, is incorporated herein by reference.

9(d). Copy of License Agreement between Registrant, on behalf of IDS Research Opportunities Fund, and American express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit No. 9(c) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated by reference.

9(e). Copy of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference.

9(f). Copy of Shareholder Services Agreement between Registrant, on behalf of IDS Research Opportunities Fund, and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically as Exhibit No. 9(d) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated by reference.

9(g). Copy of Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference.

9(h). Copy of Administrative Services Agreement between Registrant, on behalf of IDS Research Opportunities Fund, and American Express Financial corporation, dated August 19, 1996, filed electronically as Exhibit No. 9(e) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated by reference.

9(i). Copy of Agreement and Declaration of Unitholders between IDS Growth Fund, Inc. and Strategist Growth Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Post-Effective Amendment No. 61 to Registration Statement No. 2-38355, is incorporated by reference.

9(j). Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, as Exhibit 9(e) to IDS Precious Metals Fund, Inc.s' Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered, is filed electronically herewith.

11.      Consent of Independent Auditors, is filed electronically herewith.

12.      None.

13.      Not Applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc.s' Post-Effective Amendment No. 34 to Registration Statement No. 2-38355, are incorporated herein by reference.

15(a). Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective
         Amendment No. 54 to Registration Statement No. 2-38355, is incorporated herein by reference.

15(b). Copy of Plan and Agreement of Distribution between Registrant, on behalf of IDS Research Opportunities Fund, and American Express Financial Advisors Inc., dated August 19, 1996, filed electronically
         as  Exhibit  No.  15  to  Post   Effective   Amendment  No.  58  to
         Registration Statement No. 2-38355, is incorporated by reference.

16. Copy of Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22, filed as Exhibit 16 to Post-Effective Amendment No. 45 to Registration Statement No. 2-38355, is incorporated herein by reference.

17.      Financial Data Schedules, are filed electronically herewith.

18. Copy of 18f-3 Plan, dated January 27, 1998, filed electronically on or about January 27, 1998, as Exhibit 18 to IDS Equity Select Fund Inc.s' Post-Effective Amendment No. 86 to Registration Statement No. 2-13188, is incorporated herein by reference.

19(a). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated January 7, 1998, is filed electronically herewith.

19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated November 1, 1995, filed electronically as Exhibit 19(b) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated herein by reference.

19(c). Trustee's Power of Attorney to sign Amendments to this Registration Statement, dated January 7, 1998, is filed electronically herewith.

19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 11, 1996, filed electronically as Exhibit No. 19(d) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355, is incorporated by reference.

Item 25.    Persons Controlled by or Under Common Control with Registrant.

            None.

Item 26.    Number of Holders of Securities.

                 (1)                                       (2)

                                                     Number of Record
                                                     Holders as of
            Title of Class                           Sept. 16, 1998

IDS Research Opportunities Fund

Common Stock
Class A                                                     38,315
Class B                                                     23,621
Class Y                                                          1
Total                                                       61,937

IDS Growth Fund

Common Stock
Class A                                                    212,157
Class B                                                     98,687
Class Y                                                     45,883
Total                                                      356,727

Item 27. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:
----------------------------- ----------------------------- ---------------------------- ----------------------------

Name and Title                Other company(s)              Address                      Title within other
                                                                                         company(s)
----------------------------- ----------------------------- ---------------------------- ----------------------------

Ronald G. Abrahamson,         American Express Client       IDS Tower 10                 Director and Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              North Dakota Public                                        Director and Vice President
                              Employee Payment Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas A. Alger,             American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Peter J. Anderson,            Advisory Capital Strategies   IDS Tower 10                 Director
Director and Senior Vice      Group Inc.                    Minneapolis, MN 55440
President

                              American Express Asset                                     Director and Chairman of
                              Management Group Inc.                                      the Board

                              American Express Asset                                     Director, Chairman of the
                              Management International,                                  Board and Executive Vice
                              Inc.                                                       President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              IDS Capital Holdings Inc.                                  Director and President

                              IDS Futures Corporation                                    Director

                              NCM Capital Management        2 Mutual Plaza               Director
                              Group, Inc.                   501 Willard Street
                                                            Durham, NC  27701
----------------------------- ----------------------------- ---------------------------- ----------------------------

 Ward D. Armstrong,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Service                                   Vice President
                              Corporation

                              American Express Trust                                     Director and Chairman of
                              Company                                                    the Board
----------------------------- ----------------------------- ---------------------------- ----------------------------

John M. Baker,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Trust                                     Senior Vice President
                              Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Joseph M. Barsky III,         American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,          American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Executive Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

John C. Boeder,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company    Box 5144                     Director
                              of New York                   Albany, NY 12205
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas W. Brewers,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Karl J. Breyer,               American Express Financial    IDS Tower 10                 Senior Vice President
Director, Senior Vice         Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Minnesota                                 Director
                              Foundation
----------------------------- ----------------------------- ---------------------------- ----------------------------

Daniel J. Candura,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Cynthia M. Carlson,           American Enterprise           IDS Tower 10                 Director, President and
Vice President                Investment Services Inc.      Minneapolis, MN 55440        Chief Executive Officer

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Express Service                                   Vice President
                              Corporation
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mark W. Carter,               American Express Financial    IDS Tower 10                 Senior Vice President and
Senior Vice President and     Advisors Inc.                 Minneapolis, MN 55440        Chief Marketing Officer
Chief Marketing Officer

                              IDS Life Insurance Company                                 Executive Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

James E. Choat,               American Enterprise Life      IDS Tower 10                 Director, President and
Senior Vice President         Insurance Company             Minneapolis, MN 55440        Chief Executive Officer

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Kenneth J. Ciak,              AMEX Assurance Company        IDS Tower 10                 Director and President
Vice President and General                                  Minneapolis, MN 55440
Manager

                              American Express Financial                                 Vice President and General
                              Advisors Inc.                                              Manager

                              IDS Property Casualty         1 WEG Blvd.                  Director and President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Paul A. Connolly,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Colleen Curran,               American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel

                              American Express Service                                   Vice President and Chief
                              Corporation                                                Legal Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Regenia David,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Luz Maria Davis               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Gordon L. Eid,                American Express Financial    IDS Tower 10                 Senior Vice President,
Director, Senior Vice         Advisors Inc.                 Minneapolis, MN 55440        General Counsel and Chief
President, Deputy General                                                                Compliance Officer
Counsel and Chief
Compliance Officer

                              American Express Insurance                                 Director and Vice President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Director and Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Wyoming Inc.

                              IDS Real Estate Services,                                  Vice President
                              Inc.

                              Investors Syndicate                                        Director
                              Development Corp.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Robert M. Elconin,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Gordon M. Fines,              American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas L. Forsberg,          American Centurion Life       IDS Tower 10                 Director
Vice President                Assurance Company             Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey P. Fox,               American Enterprise Life      IDS Tower 10                 Vice President and
Vice President and            Insurance Company             Minneapolis, MN 55440        Controller
Corporate Controller

                              American Express Financial                                 Vice President and
                              Advisors Inc.                                              Corporate Controller
----------------------------- ----------------------------- ---------------------------- ----------------------------

Harvey Golub,                 American Express Company      American Express Tower       Chairman and Chief
Director                                                    World Financial Center       Executive Officer
                                                            New York, NY  10285

                              American Express Travel                                    Chairman and Chief
                              Related Services Company,                                  Executive Officer
                              Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

David A. Hammer,              American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Marketing Controller
Marketing Controller

                              IDS Plan Services of                                       Director and Vice President
                              California, Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,             AMEX Assurance Company        IDS Tower 10                 Vice President
Vice President                                              Minneapolis, MN 55440

                              American Enterprise Life                                   Vice President
                              Insurance Company

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Partners Life                                     Director and Vice
                              Insurance Company                                          President

                              IDS Certificate Company                                    Vice President

                              IDS Life Insurance Company                                 Vice President

                              IDS Life Series Fund, Inc.                                 Vice President

                              IDS Life Variable Annuity                                  Vice President
                              Funds A and B

                              Investors Syndicate                                        Director and Vice
                              Development Corp.                                          President

                              IDS Life Insurance Company    P.O. Box 5144                Investment Officer
                              of New York                   Albany, NY 12205

                              IDS Property Casualty         1 WEG Blvd.                  Vice President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Scott A. Hawkinson,           American Centurion Life       IDS Tower 10                 Chief Actuary
Vice President                Assurance Company             Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Janis K. Heaney,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James G. Hirsh,               American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Darryl G. Horsman,            American Express Trust        IDS Tower 10                 Director and President
Vice President                Company                       Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,            AMEX Assurance Company        IDS Tower 10                 Vice President, Treasurer
Vice President and                                          Minneapolis, MN 55440        and Assistant Secretary
Corporate Treasurer

                              American Centurion Life                                    Vice President and
                              Assurance Company                                          Treasurer

                              American Enterprise                                        Vice President and
                              Investment Services Inc.                                   Treasurer

                              American Enterprise Life                                   Vice President and
                              Insurance Company                                          Treasurer

                              American Express Asset                                     Vice President and
                              Management Group Inc.                                      Treasurer

                              American Express Asset                                     Vice President and
                              Management International                                   Treasurer
                              Inc.

                              American Express Client                                    Vice President and
                              Service Corporation                                        Treasurer

                              American Express Corporation                               Vice President and
                                                                                         Treasurer

                              American Express Financial                                 Vice President and
                              Advisors Inc.                                              Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Arizona Inc.                                     Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Idaho Inc.                                       Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Nevada Inc.                                      Treasurer

                              American Express Minnesota                                 Vice President and
                              Foundation                                                 Treasurer

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Kentucky Inc.

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Maryland Inc.

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Pennsylvania Inc.

                              American Express Partners                                  Vice President and
                              Life Insurance Company                                     Treasurer

                              IDS Cable Corporation                                      Director, Vice President
                                                                                         and Treasurer

                              IDS Cable II Corporation                                   Director, Vice President
                                                                                         and Treasurer

                              IDS Capital Holdings Inc.                                  Vice President, Treasurer
                                                                                         and Assistant Secretary

                              IDS Certificate Company                                    Vice President and
                                                                                         Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Alabama Inc.                                               Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Arkansas Inc.                                              Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Massachusetts Inc.                                         Treasurer

                              IDS Insurance Agency of New                                Vice President and
                              Mexico Inc.                                                Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              North Carolina Inc.                                        Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Ohio Inc.                                                  Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Wyoming Inc.                                               Treasurer

                              IDS Life Insurance Company                                 Vice President, Treasurer
                                                                                         and Assistant Secretary

                              IDS Life Series Fund Inc.                                  Vice President and
                                                                                         Treasurer

                              IDS Life Variable Annuity                                  Vice President and
                              Funds A & B                                                Treasurer

                              IDS Management Corporation                                 Director, Vice President
                                                                                         and Treasurer

                              IDS Partnership Services                                   Vice President and
                              Corporation                                                Treasurer

                              IDS Plan Services of                                       Vice President and
                              California, Inc.                                           Treasurer

                              IDS Real Estate Services,                                  Vice President and
                              Inc.                                                       Treasurer

                              IDS Realty Corporation                                     Vice President and
                                                                                         Treasurer

                              IDS Sales Support Inc.                                     Vice President and
                                                                                         Treasurer

                              IDS Securities Corporation                                 Vice President and
                                                                                         Treasurer

                              Investors Syndicate                                        Vice President and
                              Development Corp.                                          Treasurer

                              IDS Property Casualty         1 WEG Blvd.                  Vice President, Treasurer
                              Insurance Company             DePere, WI 54115             and Assistant Secretary

                              North Dakota Public                                        Vice President and
                              Employee Payment Company                                   Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

David R. Hubers,              AMEX Assurance Company        IDS Tower 10                 Director
Director, President and                                     Minneapolis, MN 55440
Chief Executive Officer

                              American Express Financial                                 Chairman, President and
                              Advisors Inc.                                              Chief Executive Officer

                              American Express Service                                   Director and President
                              Corporation

                              IDS Certificate Company                                    Director

                              IDS Life Insurance Company                                 Director

                              IDS Plan Services of                                       Director and President
                              California, Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Martin G. Hurwitz,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James M. Jensen,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Marietta L. Johns,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Nancy E. Jones,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Service                                   Vice President
                              Corporation
----------------------------- ----------------------------- ---------------------------- ----------------------------

James E. Kaarre,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Matthew N. Karstetter,        American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Linda B. Keene,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

G. Michael Kennedy,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Susan D. Kinder,              American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              IDS Securities Corporation                                 Director
----------------------------- ----------------------------- ---------------------------- ----------------------------

Brian C. Kleinberg,           American Enterprise           IDS Tower 10                 Senior Vice President
Executive Vice President      Investment Services Inc.      Minneapolis, MN 55440

                              American Express Financial                                 Executive Vice President
                              Advisors Inc.

                              American Express Service                                   Director
                              Corporation

                              AMEX Assurance Company                                     Director and Chairman of
                                                                                         the Board

                              American Partners Life                                     Executive Vice President
                              Insurance Company

                              IDS Property Casualty         1 WEG Blvd.                  Director and Chairman of
                              Insurance Company             DePere, WI 54115             the Board
----------------------------- ----------------------------- ---------------------------- ----------------------------

Richard W. Kling,             AMEX Assurance Company        IDS Tower 10                 Director
Director and Senior Vice                                    Minneapolis, MN 55440
President

                              American Centurion Life                                    Director
                              Assurance Company

                              American Enterprise Life                                   Director and Chairman of
                              Insurance Company                                          the Board

                              American Express Corporation                               Director and President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              American Express Insurance                                 Director and President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Director and President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Director and President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Director and President
                              Agency of Oregon Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              American Express Service                                   Vice President
                              Corporation

                              American Partners Life                                     Director and Chairman of
                              Insurance Company                                          the Board

                              IDS Certificate Company                                    Director and Chairman of
                                                                                         the Board

                              IDS Insurance Agency of                                    Director and President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Director and President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Director and President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Director and President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Director and President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Director and President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Director and President
                              Wyoming Inc.

                              IDS Life Insurance Company                                 Director and President

                              IDS Life Series Fund, Inc.                                 Director and President

                              IDS Life Variable Annuity                                  Manager, Chairman of the
                              Funds A and B                                              Board and President

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115

                              IDS Life Insurance Company    P.O. Box 5144                Director, Chairman of the
                              of New York                   Albany, NY 12205             Board and President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President

                              IDS Life Series Fund, Inc.                                 Vice President and Chief
                                                                                         Actuary

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Claire Kolmodin,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Steve C. Kumagai,             American Express Financial    IDS Tower 10                 Director and Senior Vice
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440        President
President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Edward Labenski, Jr.,         American Express Asset        IDS Tower 10                 Senior Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Kurt A Larson,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lori J. Larson,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Futures Corporation                                    Director
----------------------------- ----------------------------- ---------------------------- ----------------------------

Daniel E. Laufenberg,         American Express Financial    IDS Tower 10                 Vice President and Chief
Vice President and Chief      Advisors Inc.                 Minneapolis, MN 55440        U.S. Economist
U.S. Economist
----------------------------- ----------------------------- ---------------------------- ----------------------------

Peter A. Lefferts,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Trust                                     Director
                              Company

                              IDS Plan Services of                                       Director
                              California, Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas A. Lennick,           American Express Financial    IDS Tower 10                 Director and Executive
Director and Executive Vice   Advisors Inc.                 Minneapolis, MN 55440        Vice President
President

                              IDS Securities Corporation                                 Director, President and
                                                                                         Chief Executive Officer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mary J. Malevich,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Fred A. Mandell,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Thomas W. Medcalf,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Paula R. Meyer,               American Enterprise Life      IDS Tower 10                 Vice President
Vice President                Insurance Company             Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Partners Life                                     Director and President
                              Insurance Company

                              IDS Certificate Company                                    Director and President

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

James A. Mitchell,            AMEX Assurance Company        IDS Tower 10                 Director
Director and Executive Vice                                 Minneapolis, MN 55440
President

                              American Enterprise                                        Director
                              Investment Services Inc.

                              American Express Financial                                 Executive Vice President
                              Advisors Inc.

                              American Express Service                                   Director and Senior Vice
                              Corporation                                                President

                              American Express Tax and                                   Director
                              Business Services Inc.

                              IDS Certificate Company                                    Director

                              IDS Life Insurance Company                                 Director, Chairman of the
                                                                                         Board and Chief Executive
                                                                                         Officer

                              IDS Plan Services of                                       Director
                              California, Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

William P. Miller,            Advisory Capital Strategies   IDS Tower 10                 Vice President
Vice President and Senior     Group Inc.                    Minneapolis, MN 55440
Portfolio Manager

                              American Express Asset                                     Senior Vice President
                              Management Group Inc.

                              American Express Financial                                 Vice President and Senior
                              Advisors Inc.                                              Portfolio Manager
----------------------------- ----------------------------- ---------------------------- ----------------------------

Pamela J. Moret,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Trust                                     Vice President
                              Company

                              IDS Life Insurance Company                                 Executive Vice President

                              IDS Life Insurance Company    P.O. Box 5144                Vice President
                              of New York                   Albany, NY  12205
----------------------------- ----------------------------- ---------------------------- ----------------------------

Barry J. Murphy,              American Express Client       IDS Tower 10                 Director and President
Director and Senior Vice      Service Corporation           Minneapolis, MN 55440
President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mary Owens Neal,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael J. O'Keefe,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James R. Palmer,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Carla P. Pavone,              American Express Client       IDS Tower 10                 Director and Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              North Dakota Public                                        Director and President
                              Employee Payment Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Thomas P. Perrine,            American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Susan B. Plimpton,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Ronald W. Powell,             American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel

                              IDS Cable Corporation                                      Vice President and
                                                                                         Assistant Secretary

                              IDS Cable II Corporation                                   Vice President and
                                                                                         Assistant Secretary

                              IDS Management Corporation                                 Vice President and
                                                                                         Assistant Secretary

                              IDS Partnership Services                                   Vice President and
                              Corporation                                                Assistant Secretary

                              IDS Plan Services of                                       Vice President and
                              California, Inc.                                           Assistant Secretary

                              IDS Realty Corporation                                     Vice President and
                                                                                         Assistant Secretary
----------------------------- ----------------------------- ---------------------------- ----------------------------

 James M. Punch,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Frederick C. Quirsfeld,       American Express Asset        IDS Tower 10                 Vice President
Senior Vice President         Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------

ReBecca K. Roloff,            American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Stephen W. Roszell,           Advisory Capital Strategies   IDS Tower 10                 Director
Senior Vice President         Group Inc.                    Minneapolis, MN 55440

                              American Express Asset                                     Director, President and
                              Management Group Inc.                                      Chief Executive Officer

                              American Express Asset                                     Director
                              Management International,
                              Inc.

                              American Express Asset                                     Director
                              Management Ltd.

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

John P. Ryan,                 American Express Financial    IDS Tower 10                 Vice President and General
Vice President and General    Advisors Inc.                 Minneapolis, MN 55440        Auditor
Auditor
----------------------------- ----------------------------- ---------------------------- ----------------------------

Erven A. Samsel,              American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,           American Centurion Life       IDS Tower 10                 Director, Chairman and
Senior Vice President and     Assurance Company             Minneapolis, MN 55440        President
Chief Financial Officer

                              American Enterprise Life                                   Executive Vice President
                              Insurance Company

                              American Express Financial                                 Senior Vice President and
                              Advisors Inc.                                              Chief Financial Officer

                              American Express Trust                                     Director
                              Company

                              American Partners Life                                     Director and Vice President
                              Insurance Agency

                              IDS Certificate Company                                    Director and President

                              IDS Life Insurance Company                                 Executive Vice President
                                                                                         and Controller
----------------------------- ----------------------------- ---------------------------- ----------------------------

Donald K. Shanks,             AMEX Assurance Company        IDS Tower 10                 Senior Vice President
Vice President                                              Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Senior Vice President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

F. Dale Simmons,              AMEX Assurance Company        IDS Tower 10                 Vice President
Vice President                                              Minneapolis, MN 55440

                              American Enterprise Life                                   Vice President
                              Insurance

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Partners Life                                     Vice President
                              Insurance Company

                              IDS Certificate Company                                    Vice President

                              IDS Life Insurance Company                                 Vice President

                              IDS Partnership Services                                   Director and Vice President
                              Corporation

                              IDS Real Estate Services                                   Director and Vice President
                              Inc.

                              IDS Realty Corporation                                     Director and Vice President

                              IDS Life Insurance Company    Box 5144                     Vice President and
                              of New York                   Albany, NY 12205             Assistant Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Judy P. Skoglund,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

William A. Smith,             American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Controller
Controller
----------------------------- ----------------------------- ---------------------------- ----------------------------

Bridget Sperl,                American Express Client       IDS Tower 10                 Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lisa A. Steffes,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,        American Enterprise Life      IDS Tower 10                 Director, Vice President,
Vice President and            Insurance Company             Minneapolis, MN 55440        General Counsel and
Assistant General Counsel                                                                Secretary

                              American Express Corporation                               Director, Vice President
                                                                                         and Secretary

                              American Express Financial                                 Vice President and
                              Advisors Inc.                                              Assistant General Counsel

                              American Partners Life                                     Director, Vice President,
                              Insurance Company                                          General Counsel and
                                                                                         Secretary

                              IDS Life Insurance Company                                 Vice President, General
                                                                                         Counsel and Secretary

                              IDS Life Series Fund Inc.                                  General Counsel and
                                                                                         Assistant Secretary

                              IDS Life Variable Annuity                                  General Counsel and
                              Funds A & B                                                Assistant Secretary
----------------------------- ----------------------------- ---------------------------- ----------------------------

James J. Strauss,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey J. Stremcha,          American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Barbara Stroup Stewart,       American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Wesley W. Wadman,             American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Asset                                     Director and Senior Vice
                              Management International,                                  President
                              Inc.

                              American Express Asset                                     Director and Vice Chairman
                              Management Ltd.

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              IDS Fund Management Limited                                Director and Vice Chairman
----------------------------- ----------------------------- ---------------------------- ----------------------------

Norman Weaver Jr.,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael L. Weiner,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Capital Holdings Inc.                                  Vice President

                              IDS Futures Brokerage Group                                Vice President

                              IDS Futures Corporation                                    Vice President, Treasurer
                                                                                         and Secretary

                              IDS Sales Support Inc.                                     Director, Vice President
                                                                                         and Assistant Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lawrence J. Welte,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey F. Welter,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Edwin M. Wistrand,            American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael D. Wolf,              American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael R. Woodward,          American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.

                              IDS Life Insurance Company    Box 5144                     Director
                              of New York                   Albany, NY 12205
----------------------------- ----------------------------- ---------------------------- ----------------------------


Item 29. Principal Underwriters.

(a)      American Express Financial Advisors acts as principal underwriter for the following investment companies:

         IDS Bond Fund, Inc.; IDS California Tax-Exempt Trust; IDS Discovery Fund, Inc.; IDS Equity
         Select Fund, Inc.; IDS Extra Income Fund, Inc.; IDS Federal Income Fund, Inc.; IDS Global
         Series, Inc.; IDS Growth Fund, Inc.; IDS High Yield Tax-Exempt Fund, Inc.; IDS International
         Fund, Inc.; IDS Investment Series, Inc.; IDS Managed Retirement Fund, Inc.; IDS Market
         Advantage Series, Inc.; IDS Money Market Series, Inc.; IDS New Dimensions Fund, Inc.; IDS
         Precious Metals Fund, Inc.; IDS Progressive Fund, Inc.; IDS Selective Fund, Inc.; IDS Special
         Tax-Exempt Series Trust; IDS Stock Fund, Inc.; IDS Strategy Fund, Inc.; IDS Tax-Exempt Bond
         Fund, Inc.; IDS Tax-Free Money Fund, Inc.; IDS Utilities Income Fund, Inc., Growth Trust;
         Growth and Income Trust; Income Trust, Tax-Free Income Trust, World Trust and IDS Certificate
         Company.

(b)      As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address           Position and Offices with         Offices with Registrant
                                              Underwriter
--------------------------------------------- --------------------------------- --------------------------

Ronald G. Abrahamson                          Vice President-Service Quality    None
IDS Tower 10                                  and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                              Senior Vice President-Human       None
IDS Tower 10                                  Resources
Minneapolis, MN  55440

Peter J. Anderson                             Senior Vice                       Vice President
IDS Tower 10                                  President-Investment Operations
Minneapolis, MN  55440

Ward D. Armstrong                             Vice President-American           None
IDS Tower 10                                  Express, Institutional Services
Minneapolis, MN  55440

John M. Baker                                 Vice President-Plan Sponsor       None
IDS Tower 10                                  Services
Minneapolis, MN  55440

Joseph M. Barsky III                          Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Timothy V. Bechtold                           Vice President-Risk Management    None
IDS Tower 10                                  Products
Minneapolis, MN  55440

John D. Begley                                Group Vice                        None
Suite 100                                     President-Ohio/Indiana
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                               Group Vice President-Los          None
Suite 900, E. Westside Twr                    Angeles Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                                Vice President-Mature Market      None
IDS Tower 10                                  Group
Minneapolis, MN  55440

Walter K. Booker                              Group Vice President-New Jersey   None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                             Group Vice President-Gulf States  None
Galleria One Suite 1900
Galleria Blvd.
Metairie, LA  70001

Charles R. Branch                             Group Vice President-Northwest    None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                            Vice President-Sales Support      None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                                Senior Vice President-Law and     None
IDS Tower 10                                  Corporate
Minneapolis, MN  55440                        Affairs

Daniel J. Candura                             Vice President-Marketing Support  None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                            Vice President-American Express   None
IDS Tower 10                                  Securities Services
Minneapolis, MN  55440

Mark W. Carter                                Senior Vice President and Chief   None
IDS Tower 10                                  Marketing Officer
Minneapolis, MN  55440

James E. Choat                                Senior Vice                       None
IDS Tower 10                                  President-Institutional
Minneapolis, MN  55440                        Products Group

Kenneth J. Ciak                               Vice President and General        None
IDS Property Casualty                         Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                              Vice President - Advisor          None
IDS Tower 10                                  Staffing, Training and Support
Minneapolis, MN 55440

Roger C. Corea                                Group Vice President-Upstate      None
290 Woodcliff Drive                           New York
Fairport, NY  14450

Henry J. Cormier                              Group Vice President-Connecticut  None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                              Group Vice President-Arkansas /   None
Suite 200                                     Springfield / Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                                Group Vice                        None
Suite 312                                     President-Carolinas/Eastern
7300 Carmel Executive Pk                      Georgia
Charlotte, NC  28226

Colleen Curran                                Vice President and assistant      None
IDS Tower 10                                  General Counsel
Minneapolis, MN  55440

Reginia David                                 Vice President-Systems Services   None
IDS Tower 10
Minneapolis, MN  55440

Luz Maria Davis                               Vice President-Communications     None
IDS Tower 10
Minneapolis, MN  55440

Scott M. DiGiammarino                         Group Vice                        None
Suite 500, 8045 Leesburg Pike                 President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                              Group Vice President-Eastern      None
Two Datran Center                             Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

James P. Egge                                 Group Vice President - Western    None
4305 South Louise, Suite 202                  Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                                 Senior Vice President, General    None
IDS Tower 10                                  Counsel and Chief Compliance
Minneapolis, MN  55440                        Officer

Robert M. Elconin                             Vice President-Government         None
IDS Tower 10                                  Relations
Minneapolis, MN  55440

Louise P. Evenson                             Group Vice President-San          None
Suite 200                                     Francisco Bay Area
1333 N. California Blvd.
Walnut Creek, CA  94596

Phillip W. Evans,                             Group Vice President - Rocky      None
Suite 600                                     Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                               Vice President-Mutual Fund        None
IDS Tower 10                                  Equity Investments
Minneapolis, MN  55440

Douglas L. Forsberg                           Vice President-Institutional      None
IDS Tower 10                                  Products Group
Minneapolis, MN  55440

Jeffrey P. Fox                                Vice President and Corporate      None
IDS Tower 10                                  Controller
Minneapolis, MN  55440

William P. Fritz                              Group Vice President-Gateway      None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                                  Group Vice President-Twin City    None
8500 Tower Suite 1770                         Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

David A. Hammer                               Vice President and Marketing      None
IDS Tower 10                                  Controller
Minneapolis, MN  55440

Teresa A. Hanratty                            Group Vice President-Northern     None
Suites 6&7                                    New England
169 South River Road
Bedford, NH  03110

Robert L. Harden                              Group Vice President-Boston       None
Two Constitution Plaza                        Metro
Boston, MA  02129

Lorraine R. Hart                              Vice President-Insurance          None
IDS Tower 10                                  Investments
Minneapolis, MN  55440

Scott A. Hawkinson                            Vice President-Assured Assets     None
IDS Tower 10                                  Product Development and
Minneapolis, MN  55440                        Management

Brian M. Heath                                Group Vice President-North Texas  None
Suite 150
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                               Vice President - Incentive        None
IDS Tower 10                                  Management
Minneapolis, MN  55440

James G. Hirsh                                Vice President and Assistant      None
IDS Tower 10                                  General Counsel
Minneapolis, MN  55440

Jon E. Hjelm                                  Group Vice President-Rhode        None
319 Southbridge Street                        Island/Central-Western
Auburn, MA  01501                             Massachusetts

David J. Hockenberry                          Group Vice President-Eastern      None
30 Burton Hills Blvd.                         Tennessee
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                             Vice President and Treasurer      None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                               Chairman, President and Chief     Board member
IDS Tower 10                                  Executive Officer
Minneapolis, MN  55440

Martin G. Hurwitz                             Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

James M. Jensen                               Vice President-Insurance          None
IDS Tower 10                                  Product Development and
Minneapolis, MN  55440                        Management

Marietta L. Johns                             Senior Vice President-Field       None
IDS Tower 10                                  Management
Minneapolis, MN  55440

Nancy E. Jones                                Vice President - Business         None
IDS Tower 10                                  Development
Minneapolis, MN  55440

James E. Kaarre                               Vice President-Marketing          None
IDS Tower 10                                  Promotions
Minneapolis, MN  55440

Matthew N. Karstetter                         Vice President-Investment         None
IDS Tower 10                                  Accounting
Minneapolis, MN  55440

Linda B. Keene                                Vice President-Market             None
IDS Tower 10                                  Development
Minneapolis, MN  55440

G. Michael Kennedy                            Vice President-Investment         None
IDS Tower 10                                  Services and Investment Research
Minneapolis, MN  55440

Susan D. Kinder                               Senior Vice                       None
IDS Tower 10                                  President-Distribution Services
Minneapolis, MN  55440

Brian Kleinberg                               Executive Vice                    None
IDS Tower 10                                  President-Financial Direct
Minneapolis, MN  55440

Richard W. Kling                              Senior Vice President-Products    None
IDS Tower 10
Minneapolis, MN  55440

Paul F. Kolkman                               Vice President-Actuarial Finance  None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                               Vice President-Service Quality    None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                              Group Vice President-Greater      None
Suite 108                                     Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                             Director and Senior Vice          None
IDS Tower 10                                  President-Field Management and
Minneapolis, MN  55440                        Business Systems

Mitre Kutanovski                              Group Vice President-Chicago      None
Suite 680                                     Metro
8585 Broadway
Merrillville, IN  48410

Edward Labenski Jr.                           Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Kurt A. Larson                                Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Lori J. Larson                                Vice President - Brokerage and    None
IDS Tower 10                                  Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                          Vice President and Chief U.S.     None
IDS Tower 10                                  Economist
Minneapolis, MN  55440

Peter A. Lefferts                             Senior Vice President-Corporate   None
IDS Tower 10                                  Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                            Director and Executive Vice       None
IDS Tower 10                                  President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                              Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Fred A. Mandell                               Vice President-Field Marketing    None
IDS Tower 10                                  Readiness
Minneapolis, MN  55440

Daniel E. Martin                              Group Vice President-Pittsburgh   None
Suite 650                                     Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Thomas W. Medcalf                             Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Paula R. Meyer                                Vice President - Assured Assets   None
IDS Tower 10
Minneapolis, MN  55440

William P. Miller                             Vice President and Senior         None
IDS Tower 10                                  Portfolio Manager
Minneapolis, MN  55440

James A. Mitchell                             Executive Vice                    None
IDS Tower 10                                  President-Marketing and Products
Minneapolis, MN  55440

Pamela J. Moret                               Vice President-Variable Assets    None
IDS Tower 10
Minneapolis, MN  55440

Alan D. Morgenstern                           Group Vice President-Central      None
Suite 200                                     California/Western Nevada
3500 Market Street
Camp Hill, NJ  17011

Barry J. Murphy                               Senior Vice President-Client      None
IDS Tower 10                                  Service
Minneapolis, MN  55440

Mary Owens Neal                               Vice President-Mature Market      None
IDS Tower 10                                  Segment
Minneapolis, MN  55440

Thomas V. Nicolosi                            Group Vice President-New York     None
Suite 220                                     Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                            Vice President - Advisory         None
IDS Tower 10                                  Business Systems
Minneapolis, MN 55440

James R. Palmer                               Vice President-Taxes              None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                                Group Vice President -            None
10200 SW Greenburg Road                       Portland/Eugene
Suite 110
Portland OR 97223

Carla P. Pavone                               Vice President-Compensation and   None
IDS Tower 10                                  Field Administration
Minneapolis, MN  55440

Thomas P. Perrine                             Senior Vice President - Group
IDS Tower 10                                  Relationship Leader/AXP
Minneapolis, MN  55440                        Technologies Financial Services

Susan B. Plimpton                             Vice President-Marketing          None
IDS Tower 10                                  Services
Minneapolis, MN  55440

Larry M. Post                                 Group Vice                        None
One Tower Bridge                              President-Philadelphia Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                              Vice President and Assistant      None
IDS Tower 10                                  General Counsel
Minneapolis, MN  55440

Diana R. Prost                                Group Vice President -            None
3030 N.W. Expressway                          Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                                Vice President-Special Projects   None
IDS Tower 10
Minneapolis, MN  55440

Frederick C. Quirsfeld                        Senior Vice President - Fixed     None
IDS Tower 10                                  Income
Minneapolis, MN  55440

R. Daniel Richardson                          Group Vice President-Southern     None
Suite 800                                     Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                             Senior Vice President-Field       None
IDS Tower 10                                  Management and Financial
Minneapolis, MN  55440                        Advisory Service

Stephen W. Roszell                            Senior Vice                       None
IDS Tower 10                                  President-Institutional
Minneapolis, MN  55440

Max G. Roth                                   Group Vice                        None
Suite 201 S IDS Ctr                           President-Wisconsin/Upper
1400 Lombardi Avenue                          Michigan
Green Bay, WI  54304

John P. Ryan                                  Vice President and General        None
IDS Tower 10                                  Auditor
Minneapolis, MN  55440

Erven A. Samsel                               Senior Vice President-Field       None
45 Braintree Hill Park                        Management
Suite 402
Braintree, MA  02184

Russell L. Scalfano                           Group Vice                        None
Suite 201                                     President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                             Group Vice                        None
Suite 205                                     President-Arizona/Las Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                            Senior Vice President and Chief   None
IDS Tower 10                                  Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                              Vice President-Property Casualty  None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                               Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                              Vice President -Quality and       None
IDS Tower 10                                  Service Support
Minneapolis, MN  55440

William A. Smith                              Vice President and                None
IDS Tower 10                                  Controller-Private Client Group
Minneapolis, MN  55440

James B. Solberg                              Group Vice President-Eastern      None
466 Westdale Mall                             Iowa Area
Cedar Rapids, IA  52404

Bridget Sperl                                 Vice President-Geographic         None
IDS Tower 10                                  Service Teams
Minneapolis, MN  55440

Paul J. Stanislaw                             Group Vice President-Southern     None
Suite 1100                                    California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                               Vice President - Cardmember       None
IDS Tower 10                                  Initiatives
Minneapolis, MN  55440

Lois A. Stilwell                              Group Vice President-Outstate     None
Suite 433                                     Minnesota Area/ North
9900 East Bren Road                           Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                         Vice President and Assistant      None
IDS Tower 10                                  General Counsel
Minneapolis, MN  55440

James J. Strauss                              Vice President and General        None
IDS Tower 10                                  Auditor
Minneapolis, MN  55440

Jeffrey J. Stremcha                           Vice President-Information        None
IDS Tower 10                                  Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                        Vice President - Channel          None
IDS Tower 10                                  Development
Minneapolis, MN  55440

Craig P. Taucher                              Group Vice                        None
Suite 150                                     President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                                Group Vice                        None
Suite 425                                     President-Seattle/Tacoma
101 Elliott Avenue West
Seattle, WA  98119

Peter S. Velardi                              Group Vice                        None
Suite 180                                     President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                       Group Vice President - Detroit    None
8115 East Jefferson Avenue                    Metro
Detroit, MI  48214

Wesley W. Wadman                              Vice President-Senior Portfolio   None
IDS Tower 10                                  Manager
Minneapolis, MN  55440

Donald F. Weaver                              Group Vice President - Greater    None
3500 Market Street, Suite 200                 Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                             Senior Vice President-Field       None
1010 Main St. Suite 2B                        Management
Huntington Beach, CA  92648

Michael L. Weiner                             Vice President-Tax Research and   None
IDS Tower 10                                  Audit
Minneapolis, MN  55440

Lawrence J. Welte                             Vice President-Investment         None
IDS Tower 10                                  Administration
Minneapolis, MN  55440

Jeffry M. Welter                              Vice President-Equity and Fixed   None
IDS Tower 10                                  Income Trading
Minneapolis, MN  55440

Thomas L. White                               Group Vice President-Cleveland    None
Suite 200                                     Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                              Group Vice President-Virginia     None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                           Group Vice President-Western      None
Two North Tamiami Trail                       Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                             Vice President and Assistant      None
IDS Tower 10                                  General Counsel
Minneapolis, MN  55440

Michael D. Wolf                               Vice President- Senior            None
IDS Tower 10                                  Portfolio Manager
Minneapolis, MN  55440

Michael R. Woodward                           Senior Vice President-Field       None
32 Ellicott St                                Management
Suite 100
Batavia, NY  14020


Item 29(c).       Not applicable.

Item 30.          Location of Accounts and Records

                  American Express Financial Corporation
                  IDS Tower 10
                  Minneapolis, MN  55440

Item 31.          Management Services

                  Not Applicable.

Item 32.          Undertakings

                  (a)  Not Applicable.
                  (b)  Not Applicable.
                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Growth Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of September, 1998.

IDS GROWTH FUND, INC.


By /s/   William R. Pearce **
         William R. Pearce, Chief Executive officer


By       ________________________________
         Matthew N. Karstetter, Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 1998.

Signature                                            Capacity

/s/  William R. Pearce**                             President, Principal
     William R. Pearce                               Executive Officer and
                                                     Director

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  William H. Dudley*                              Director
     William H. Dudley

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

Signature                                            Capacity

/s/  Edson W. Spencer*                               Director
     Edson W. Spencer

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  Wheelock Whitney*                               Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated January 7, 1998, filed electronically herewith as Exhibit 19(a), by:



__________________
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated November 1, 1995, filed electronically as Exhibit 19(b) to Post-Effective Amendment No. 58 to Registration Statement No. 2-38355 by:



__________________
Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH TRUST consents to the filing of this Amendment to the Registration Statement of IDS Growth Fund, Inc. signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of September, 1998.

                           GROWTH TRUST


                           By /s/ William R. Pearce**
                                  William R. Pearce, Chief Executive Officer


                           By     _____________________________
                                  Matthew N. Karstetter, Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 1998.

Signature                                            Capacity

/s/  William R. Pearce**                             Trustee
     William R. Pearce

/s/  H. Brewster Atwater, Jr.*                       Trustee
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Trustee
     Lynne V. Cheney

/s/  William H. Dudley*                              Trustee
     William H. Dudley

/s/  David R. Hubers*                                Trustee
     David R. Hubers

/s/  Heinz F. Hutter*                                Trustee
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Trustee
     Anne P. Jones

/s/  Alan K. Simpson*                                Trustee
     Alan K. Simpson

/s/  Edson W. Spencer*                               Trustee
     Edson W. Spencer

Signature                                            Capacity

/s/  John R. Thomas*                                 Trustee
     John R. Thomas

/s/  Wheelock Whitney*                               Trustee
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Trustee
     C. Angus Wurtele


*Signed pursuant to trustees Power of Attorney dated January 7, 1998, filed electronically herewith as Exhibit 19(c), by:



-----------------------------
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective
Amendment No. 58, by:



-----------------------------
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 62
TO REGISTRATION STATEMENT NO. 2-38355


This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

The cross reference page.

Part A.

       The prospectus for IDS Growth Fund.
       The prospectus for IDS Research Opportunities Fund.

Part B.

       Statement of Additional Information for IDS Growth Fund.
       Statement of Additional Information for IDS Research Opportunities Fund.

       Financial Statements.

Part C.

       Other information.

The signatures.